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                        ICCMAC Commercial Trust [______]

                                     Issuer,

                                       and

                              --------------------,

                      Master Servicer and Special Servicer

                                       and

                              --------------------,

                                     Trustee

                                       and



                        --------------------------------

                               SERVICING AGREEMENT

                        Dated as of _________, __, 199__

                        --------------------------------

                                   $----------

                          Colalteralized Mortgage Bonds

                                Series 199__-____

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01    Defined Terms................................................

SECTION 1.02    Certain Terms................................................

SECTION 1.03    Determination of LIBOR.......................................

SECTION 1.04    General Interpretive Principles..............................

                                   ARTICLE II

CERTAIN MATTERS REGARDING THE MORTGAGE LOANS;................................

SECTION 2.01    Delivery of Mortgage Loan Files and Related Documents........

SECTION 2.02    Document Defects and Breaches; Repurchase....................

SECTION 2.03    Representations and Warranties of the Issuer,
                     the Master Servicer, and the Special
                     Servicer; Assignment of Rights..........................

SECTION 2.04    Repurchase of Mortgage Loans for Breaches of
                     Representation and Warranty.............................

                                   ARTICLE III

                   GENERAL PROVISIONS APPLICABLE TO SERVICERS

SECTION 3.01    Contract for Servicing.......................................

SECTION 3.02    Notices to Mortgagors........................................

SECTION 3.03    Subservicing................................................

SECTION 3.04    Record Title to Mortgage Loans, Etc..........................

SECTION 3.05    Release of Documents and Instruments of Satisfaction.........

SECTION 3.06    Access to Certain Documentation Regarding the Mortgage
                     Loans and This Agreement................................

SECTION 3.07    Annual Statement As to Compliance............................

SECTION 3.08    Annual Independent Public Accountants' Servicing Report......

SECTION 3.09    Merger or Consolidation of Any Servicer......................

SECTION 3.10    Limitation on Liability of the Servicers and Others..........

SECTION 3.11    Resignation of Servicers.....................................

SECTION 3.12    Maintenance of Errors and Omissions and Fidelity Coverage....

SECTION 3.13    Indemnity ...................................................

SECTION 3.14    Information Systems..........................................

                                   ARTICLE IV

                       OBLIGATIONS OF THE MASTER SERVICER

SECTION 4.01    The Master Servicer..........................................

SECTION 4.02    Collection Account; Collection of Certain Mortgage
                     Loan Payments...........................................
SECTION 4.03    Permitted Withdrawals from the Collection Account............

SECTION 4.04    Remittances to the Trustee...................................

SECTION 4.05    Master Servicer Advances.....................................

SECTION 4.06    Maintenance of Insurance.....................................

SECTION 4.07    Enforcement of "Due-on-Sale" Clauses; Assumption Agreements..

SECTION 4.08    Property Inspections.........................................

SECTION 4.09    Reports of Master Servicer...................................

SECTION 4.10    Confirmation of Balloon Payment..............................

SECTION 4.11    Master Servicer Compensation.................................

SECTION 4.12    Adjustment of Servicer's Compensation........................

SECTION 4.13    Implementation of Operations and Maintenance Plans...........

                                    ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                       OBLIGATIONS OF THE SPECIAL SERVICER

SECTION 6.01    The Special Servicer.........................................

SECTION 6.02    Transfer to Special Servicing................................

SECTION 6.03    Servicing of Specially Serviced Mortgage Loans...............

SECTION 6.04    Title to REO Property; Management of REO Property............

SECTION 6.05    Sale of REO Property and Specially Serviced Mortgage Loans...

SECTION 6.06    REO Account; Collection of REO Proceeds......................

SECTION 6.07    Remittances to Servicer......................................

SECTION 6.08    Specially Serviced Mortgage Loan Status Reports
                     and Other Reports.......................................

SECTION 6.09    Environmental Considerations.................................

SECTION 6.10    Restoration of Specially Serviced Mortgage Loans.............

SECTION 6.11    Removal of Special Servicer..................................

SECTION 6.12    Special Servicer Compensation................................

SECTION 6.13    Collateral Value Adjustments.................................

                                   ARTICLE VII

                  OBLIGATIONS OF THE INDENTURE TRUSTEE; REPORTS

SECTION 7.01    Statements to Bondholders....................................

SECTION 7.02    Distribution of Reports to the Trustee
                     and the Issuer; Advances................................

SECTION 7.03    Allocations of Realized Losses and
                     Collateral Value Adjustments............................

                                  ARTICLE VIII

                                   THE ISSUER

SECTION 8.01    Liability of the Issuer......................................

SECTION 8.02    Merger, Consolidation or Conversion of the Issuer............

SECTION 8.03    Limitation on Liability of the Issuer and Others.............

                                   ARTICLE IX

                                     DEFAULT

SECTION 9.01    Events of Default............................................

SECTION 9.02    Trustee to Act; Appointment of Successor.....................

SECTION 9.03    Notification to Bondholders..................................

SECTION 9.04    Waiver of Events of Default..................................

SECTION 9.05    Additional Remedies of Trustee Upon Event of Default.........

                                    ARTICLE X

                                   [RESERVED]

                                   ARTICLE XI

                   MONITORING BONDHOLDER; DIRECTING BONDHOLDER

SECTION 11.01   Monitoring Bondholders and Directing Bondholder..............

SECTION 11.02   Powers of Attorney...........................................

                                   ARTICLE XII

                                   TERMINATION

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

SECTION 13.01   Amendment ...................................................

SECTION 13.02   Recordation of Agreement; Counterparts.......................

SECTION 13.04   Governing Law................................................

SECTION 13.05   Notices .....................................................

SECTION 13.06   Severability of Provisions...................................

SECTION 13.08   Successors and Assigns.......................................

SECTION 13.09   Article and Section Headings.................................

SECTION 13.10   Notices and Information to Rating Agencies...................

SECTION 13.12   Successor to a Servicer......................................

EXHIBITS

Exhibit A       Mortgage Loan Schedule
Exhibit G       Form of Acknowledgment
Exhibit H       Request for Release and Receipt of Documents

     This Servicing Agreement, dated and effective as of _________ __, 199__, among ICCMAC Commercial Trust [______], a _____________Trust, as Issuer, ____________________, as Master Servicer and Special Servicer, and
____________________, as Trustee.


                             PRELIMINARY STATEMENT:

     The Issuer is a trust established under the laws of the State of ___________ by Imperial Credit Commercial Mortgage Acceptance Corp. (the "Company"), pursuant to a Deposit Trust Agreement, dated as of _________, l99___ (the "Deposit Trust Agreement"), between the Company and ______________ as owner trustee (in such capacity, the "Owner Trustee"). Pursuant to the Deposit Trust Agreement, the Company delivered to, and deposited with, the Owner Trustee, as owner trustee, on behalf of the Issuer, certain [provide general description of Mortgage Loans] mortgage loans (the "Mortgage Loans"), which are more specifically identified on Exhibit A hereto and which had been acquired by the Company from _______________ as seller (in such capacity, the "Mortgage Loan Seller") pursuant to the Mortgage Loan Purchase Agreement, dated as of ________________, 199___ (the "Mortgage Loan Purchase Agreement"), between the Company and the Mortgage Loan Seller.

     Pursuant to an Indenture, dated as of __________, 199__ (the "Indenture"), between the Owner Trustee, as owner trustee, on behalf of the Issuer, and the Trustee, as indenture trustee, on behalf of the Bondholders, the Issuer issued collateralized mortgage bonds (collectively, the "Bonds"), in multiple classes (each, a "Class"), secured by a pledge of, among other things, the Mortgage Loans.

     The parties hereto desire to provide for, among other things, the servicing and administration of the Mortgage Loans for so long as the Bonds are Outstanding.

     In consideration of the mutual agreements herein contained, the Issuer, the Master Servicer, the Special Servicer and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


     SECTION 1.01   Defined Terms.

     Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     "Accepted Servicing Practices": The procedures that the Master Servicer shall follow in the servicing and administration of mortgage loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers, mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and (ii) the standard of care, skill, prudence and diligence which the Master Servicer services and administers mortgage loans that are held for its own portfolio and are similar to the Mortgage Loans, in either case giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage loan servicers but without regard to:

               (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

              (ii) the Master Servicer's obligations to make Advances with respect to the Mortgage Loans;

             (iii)  the adequacy of the Master  Servicer's  compensation for its
                    services   hereunder  or  with  respect  to  any  particular
                    transaction;

              (iv) the ownership, servicing or management for others by the Master Servicer of any other mortgage loans or property; or

               (v) the ownership by the Master Servicer of any Bonds or other securities.

     To the extent consistent with the foregoing and subject to the express limitations set forth in this Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

     "Accepted Special Servicing Practices": The procedures that the Special Servicer shall follow in the servicing, administration and disposition of distressed mortgage loans and related real property, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related real property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Property and REO Property and (ii) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related real property that is held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Property and REO Property, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans, but without regard to:

               (i) any relationship that Special Servicer or any Affiliate of the Special Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

              (ii)  the adequacy of the Special Servicer's  compensation for its
                    services   hereunder  or  with  respect  to  any  particular
                    transaction;

             (iii) the ownership, servicing or management for others by the Special Servicer of any other mortgage loans or property; or

              (iv) the ownership by the Special Servicer of any Bonds or other securities issued in connection with any Securitization.

     "Adjustable Rate Mortgage Loan": A Mortgage Loan as to which the related Mortgage Note provides for periodic adjustments to the Mortgage Interest Rate thereon based on changes in the related Index.

     "Adjusted Available Payment Amount": With respect to any Payment Date, the Available Payment Amount net of any Net Prepayment Premiums.

     "Adjusted Collateral Value": With respect to any Payment Date, the excess of the Stated Principal Balance of any Mortgage Loan over the related Collateral Value Adjustment.

     "Advance": A P&I Advance or Servicing Advance.

     "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time.

     "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement": This Servicing Agreement and all amendments hereof and supplements hereto.

     "Asset Strategy Report": The report prepared pursuant to Section 6.03(c).

     "Assignment of Leases and Rents": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

     "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Issuer, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

     "Assumed Final Payment Date": __________, which is the first Payment Date following the second anniversary of the date at which the Stated Principal Balance of all the Mortgage Loans has been reduced to zero, assuming no prepayments and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

     "Available Payment Amount": With respect to any Payment Date, the amount on deposit in the Bond Account as of the close of business on the related Determination Date immediately preceding such Payment Date, after giving effect to expenses of the Issuer pursuant to this Agreement.

     "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Maturity Date.

     "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Mortgage Loan in excess of the related Monthly Payment.

     "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

     "Book-Entry Bond": Any Bond registered in the name of the Depository or its nominee.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the states of California, New York, Illinois or Missouri are authorized or obligated by law or executive order to remain closed.

     "Bond": Any Class A-1, Class A-2, Class B, Class C, Class D, Class E or Class F Bond.

     "Bond Account": The segregated trust account or accounts created and maintained by the Trustee pursuant to Section 7.05 of the Indenture.

     "Bond Balance": With respect to any Class A-1, Class A-2, Class B, Class C, Class D, Class E or Class F Bond, as of any date of determination, the then outstanding principal amount of such Bond equal to the product of (a) the Percentage Interest evidenced by such Bond, multiplied by (b) the then Class Balance of the Class of Bonds to which such Bond belongs.

     "Bondholder" or "Holder": The Person in whose name a Bond is registered in the Bond Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Bond registered in the name of the Master Servicer, the Issuer or any Affiliate of either shall be deemed not to be outstanding with respect to Sections 9.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer or the Issuer in determining whether a Bond is registered in the name of an Affiliate of such Person.

     "Bond Owner": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     "Bond Register" and "Bond Registrar": The register maintained and the registrar appointed pursuant to Section 2.05 of the Indenture.

     "Class": Collectively, all of the Bonds bearing the same capital letter designation.

     "Class A-1 Bond": Any of the Bonds issued hereunder and designated as such.

     "Class A-1 Bond Interest Rate": With respect to any Payment Date, the per annum rate equal to the lesser of (a) LIBOR plus __% and (b) the Weighted Average Remittance Rate.

     "Class A-2 Bond": Any of the Bonds issued hereunder and designated as such.

     "Class A-2 Bond Interest Rate": With respect to any Payment Date, the per annum rate equal to the lesser of (a) LIBOR plus __% and (b) the Weighted Average Remittance Rate.

     "Class B Bond": Any of the Bonds issued hereunder and designated as such.

     "Class B Bond Interest Rate": With respect to any Payment Date, the per annum rate equal to the lesser of (a) LIBOR plus __% and (b) the Weighted Average Remittance Rate.

     "Class Balance": With respect to any Class, the aggregate principal amount of such Class outstanding as of any date of determination equal to (A) the Original Class Balance thereof plus (B) any Collateral Value Adjustment Capitalization Amount minus (C) any amounts allocated or distributed to such Class in reduction of its Class Balance pursuant to the terms hereof.

     "Class C Bond": Any of the Bonds issued hereunder and designated as such.

     "Class C Bond Interest Rate": With respect to any Payment Date, the per annum rate equal to the lesser of (a) LIBOR plus __% and (b) the Weighted Average Remittance Rate.

     "Class D Bond": Any of the Bonds issued hereunder and designated as such.

     "Class D Bond Interest Rate": With respect to any Payment Date, the per annum rate equal to the lesser of (a) LIBOR plus __% and (b) the Weighted Average Remittance Rate.

     "Class E Bond": Any of the Bonds issued hereunder and designated as such.

     "Class E Bond Interest Rate": With respect to any Payment Date, the per annum rate equal to __% per annum.

     "Class F Bond": Any of the Bonds issued hereunder and designated as such.

     "Class F Bond Interest Rate": With respect to any Payment Date, the per annum rate equal to __% per annum.

     "Code": The Internal Revenue Code of 1986, as amended from time to time.

     "Collateral Value Adjustment": With respect to a Mortgage Loan as to which a Collateral Value Adjustment Event has occurred, an amount equal to the excess of (a) the Stated Principal Balance of the Mortgage Loan as of the date of the Collateral Value Adjustment Event over (b) the excess of (i) __% of the current appraised value of the related Mortgaged Property as determined by an
Independent MAI appraiser conducted under MAI appraisal standards prepared in accordance with 12 CFR ss.225.62 over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate, (C) any unpaid Servicing Fees and Trustee Fees and (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of any amounts due on the related Mortgage Loans with respect to such Mortgage Loan or REO Property) and estimated liquidation expenses. Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve months preceding such extension and (iii) the payments on such Mortgage Loan were then current, provided that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above.

     "Collateral Value Adjustment Capitalization Amount": With respect to each class of Bonds to which a Collateral Value Adjustment has been allocated, and to the extent not reversed, interest accrued at the related Bond Interest Rate on the portion of the Class Balance of such class equal to the sum of the aggregate Collateral Value Adjustment allocated to such class for such Payment Date and accrued and unpaid interest at the related Bond Interest Rate on such Collateral Value Adjustment amount for prior Payment Dates.

     "Collateral Value Adjustment Event": With respect to any Mortgage Loan the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of such Mortgage Loan, (ii) immediately after the date on which a receiver is appointed (if such appointment remains in effect during such 60-day period) in respect of the related Mortgaged Property, (iii) the date on which the related Mortgaged Property becomes an REO Property or (iv) the date on which the payment rate, Mortgage Interest Rate, principal balance, amortization terms or Maturity Date of such Mortgage Loan has been changed or otherwise materially modified pursuant to and in accordance with the terms hereof.

     "Collateral Value Adjustment  Reduction Amount":  With respect to the Class
__ Bonds, the portion of the Interest Accrual Amount accrued on the portion of the related Notional Amount corresponding to any Collateral Value Adjustment or Collateral Value Adjustment Capitalization Amount allocated, and not reversed, to the Class Balance of any class of Bonds.

     "Collection Account": The separate account, which shall be an Eligible Account, created and maintained pursuant to Section 4.02 hereof.

     "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable law, related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

     "Controlling Bondholder": As defined in Section 6.11 hereof.

     "Cut-off Date": __________, 199_.

     "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date.

     "Defaulted Mortgage Loan": Any Mortgage Loan which is more than 60 days delinquent in whole or in part in respect of any Monthly Payment or is delinquent in whole or in part in respect of the related Balloon Payment, if any; provided that for purposes of this definition, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than five dollars ($5.00) of all amounts due and payable on such Mortgage Loan has not been received as of the most recent Due Date therefor.

     "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code or a state court deficiency proceeding.

     "Definitive Bond": Any certificated, fully registered certificate.

     "Delivery Date": __________, 199_.

     "Issuer": ICCMAC Commercial Trust [______], or its successor in interest.

     "Depository": The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company, a nominee of which is CEDE & Co.

     "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited by the Depository.

     "Determination Date": With respect to any Payment Date, the 10th day of the month in which such Payment Date occurs or, if such day is not a Business Day, the immediately succeeding Business Day.

     "Directing Bondholder": The Monitoring Bondholder selected by a majority of the Monitoring Bondholders, by Bond Balance, as certified to the Trustee by the Bond Owners from time to time; provided, that, absent such selection, or (i) until a Directing Bondholder is so selected, or (ii) upon receipt of notice from a majority of the Monitoring Bondholders, by Bond Balance, that a Directing Bondholder is no longer so designated, the Monitoring Bondholder(s) which owns the largest aggregate Bond Balance of one or more Monitoring Classes shall be the Directing Bondholder.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Issuer other than through an Independent contractor; provided, however, that the Issuer (or the Master Servicer or the Special Servicer on behalf of the Issuer) shall not be considered to Directly Operate a REO Property solely because the Issuer (or the Master Servicer or the Special Servicer on behalf of the Issuer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     "Disposition Fee": As defined in Section 6.12 hereof.

     "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation (a corporate instrumentality of the United States) a majority of its board of directors is not selected by a governmental unit.

     "Payment Date": The twenty fifth (25th) day (or if any such day is not a Business Day, the Business Day immediately succeeding such twenty fifth (25th)
day) of each month, commencing in __________, 199__.

     "Due Date": With respect to any Mortgage Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

     "Eligible Account": Any of: _______________ an account or accounts maintained with a federal or state chartered Depository institution or trust company (i) to the extent funds are on deposit in such account for a period not in excess of 30 days, the commercial paper, short-term debt obligations or other short-term deposits of which have the Required Rating or (ii) to the extent funds are on deposit in such account for a period in excess of 30 days, the long-term unsecured debt obligations of which have a long term rating of at least "AA-" by the Rating Agencies (or, if not rated by each Rating Agency, then by [Standard & Poor's Ratings Services] and if rated by [Fitch IBCA, Inc.] or [Duff & Phelps Credit Rating Co.], then "AA-" by [Fitch IBCA, Inc.], or [Duff & Phelps Credit Rating Co.], as applicable, and, if not rated by [Fitch IBCA, Inc.], is acceptable to it; a segregated trust account or accounts maintained with the corporate trust department of a federal Depository institution or trust company or state chartered Depository institution subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R. ss. 9.10(b); or an account or accounts of a Depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account will not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Bonds).

     "Environmental Laws": Any present or future federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

               (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss. 9601-9657;

              (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6991i;

             (iii)  the  Toxic   Substance   Control   Act,  15  U.S.C.   ss.ss.
                    2601-2629;

              (iv) the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C.ss.1251 et seq.;

               (v)  the Clean Air Act, 42 U.S.C.ss.7401 et seq.; and

              (vi) the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq.

     "Event of Default": One or more of the events described in Section 9.01.

     "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, other than any such awards or settlements held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable law, related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

     "Excess Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.06, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an escrow account or a trust account, which shall be an Eligible
Account, pursuant to the terms of the related Mortgage Loan Documents and applicable law, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

     "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

     "Final Certification": As defined in Section 2.02(b).

     "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

     "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. ss. 172.010, materials defined as hazardous pursuant to ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

     "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuer, the Trustee, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, the Trustee, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Issuer, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the base index used to determine the new Mortgage Interest Rate in effect thereon as specified in the related Mortgage Note.

     "Insurance Policy": With respect to any Mortgage Loan, any insurance policy required to be maintained under this Agreement or the related Mortgage Loan Documents.

     "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section
4.06 hereof, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents and applicable law, or, to the extent not expressly provided therein, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

     "Interest Accrual Amount": With respect to each Payment Date and any Class of Bonds and, interest accrued during the period from and including, in the case of the Class A-1, Class A-2, Class B, Class C and Class D Bonds, the immediately preceding Payment Date (or the Delivery Date with respect to the initial Payment
Date) to and including the day immediately preceding the applicable Payment Date and, in the case of the Class E and Class F, Class Bonds, the first day of the month preceding the month of the Payment Date (or the closing Date with respect to the initial Payment Date) to and including the last day of the month preceding the month of the Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months or calculated based on the actual number of days in such period and a 360-day year in the case of the Class A-1, Class A-2, Class B, Class C and Class D Bonds) on the Class Balance or Notional Amount as the case may be, outstanding immediately prior to such Payment Date at the then applicable Bond Interest Rate applicable to such Class of Bonds.

     "Interest Distribution Amount": With respect to each Payment Date and any Class, the Interest Accrual Amount for such Payment Date plus (i) any portion of the Interest Distribution Amount for any prior Payment Date remaining undistributed, reduced by (ii) the product of (a) any excess of Prepayment Interest Shortfalls for such Payment Date over any Prepayment Interest Excess for such Payment Date and any interest not collectible pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 and (b) the Interest Accrual Amount on such Class divided by the Interest Accrual Amount for all such Classes of Bonds for such Payment Date and (iii)(a) with respect to each Class of Bonds [other than the Class X Bonds], any Collateral Value Adjustment Capitalization Amount allocated to such Class and [(b) with respect to the Class X Bonds, any Collateral Value Adjustment Reduction Amount]. The Interest Distribution Amount for the Class with the lowest priority with respect to the order of payment of interest or principal shall be reduced further by the portion of any interest deferred with respect to any Mortgage Loans (such reduction will be based on the same basis as distributions of interest are made to the extent allocated to Classes which receive distributions concurrently). Such deferred amount, together with interest at the related Bond Interest Rate, shall be payable to the extent it is collected after such Payment Date.

     "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, any date on which the related Mortgage Interest Rate is subject to adjustment pursuant to the related Mortgage Note.

     "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the Mortgage Loan Seller, the Issuer, the Special Servicer or the Master Servicer.

     "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

     "LIBOR": With respect to any Payment Date the per annum rate for United States deposits for one month determined in accordance with Section 1.03.

     "LIBOR Business Day": Any day other than (i) Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required to or authorized by law to be closed.

     "LIBOR Rate Adjustment Date": As defined in Section 1.03 hereof.

     "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Mortgage Loan Seller pursuant to Section 2.04; or
(iv) such Mortgage Loan is purchased by the Master Servicer or Special Servicer pursuant to Section 12.01.

     "Liquidation Proceeds": Cash (including any Excess Insurance Proceeds or Excess Condemnation Proceeds, but excluding REO Proceeds) received in connection with the liquidation of a Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

     "Loss Mortgage Loan": Any Mortgage Loan (a) as to which a Liquidation Event has occurred, (b) with respect to which the Master Servicer or Trustee, as applicable, has determined that an Advance previously made or proposed to be made is a Nonrecoverable Advance or (c) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven.

     "Master Servicer": ______________________, its successors in interest, or any successor servicer appointed as such as herein provided.

     "Master Servicing Fee": As defined in Section 4.11 hereof.

     "Master Servicing Fee Rate": ____% per annum calculated on the basis of twelve 30-day months and a 360-day year.

     "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

     "Monitoring Bondholder": Each Holder (or Bond Owner, if applicable) of a Bond of a Monitoring Class as certified to the Trustee from time to time by such Holder or Bond Owner.

     "Monitoring Class": As defined in Section 11.01(c).

     "Monthly Payment": With respect to any Mortgage Loan and any Due Date, the scheduled monthly payment with respect to such Mortgage Loan, excluding any Balloon Payment, which is payable by a Mortgagor under the related Mortgage Note and applicable Law and, with respect to a Balloon Mortgage Loan for which a Balloon Payment is due and has not been made, the monthly payment with respect to such Balloon Mortgage Loan that would be payable on and after the related Maturity Date based on the full amortization schedule determined by the Special Servicer.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

     "Mortgage Interest Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Note.

     "Mortgage Loan": Each of the mortgage loans which has been granted as Collateral pursuant to the Indenture and accepted by the Trustee pursuant to
Section 2.02 and from time to time held by the Trustee on behalf of the Bondholders, the Mortgage Loans so held pursuant to the Idnenture and Section
2.02 being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File.

     "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, the Mortgage, Mortgage Note, Assignment of Mortgage, Assignment of Leases and Rents (if separate from Mortgage) and assignments thereof, any security agreements, any UCC Financing Statements, the title insurance policy, all surveys, all insurance policies, any environmental liabilities agreements, any escrow agreements for improvements, any guaranties related to such Mortgage Loan, any prior assignments of mortgage in the event that the originator is not the originator of record, any collateral assignments of property management agreements and other services agreements required by the applicable commitment and other loan documents and all assumption, modification, consolidation, substitution and extension agreements, any physical assessment report of the Mortgaged Property, any environmental site assessment of the Mortgaged Property, any lease subordination agreements and tenant estoppels, any borrower's counsel opinions and other agreements, if any, pertaining to such Mortgage Loan.

     "Mortgage Loan File": In connection with any Mortgage Loan, all the documents held or required to be held by the Trustee pertaining to such Mortgage Loan, including the Mortgage Loan Documents.

     "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement, dated __________, 199_, between the Mortgage Loan Seller and the Issuer regarding the sale, transfer and assignment of the Mortgage Loans to the Issuer.

     "Mortgage Loan Schedule": The list of Mortgage Loans granted as Collateral to secure the Bonds, attached hereto as Exhibit A.

     "Mortgage Loan Seller": ____________________ or any successors thereof.

     "Mortgage Note": The note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

     "Mortgagor": The obligor or obligors on a Mortgage Note.

     "Most Subordinate Class of Bonds": At the time of determination, the Class to which any Realized Losses would be first allocated to as of such time in accordance with Section 7.03.

     "Net Prepayment Premium": With respect to any Payment Date, the excess (but not less than zero) of (a) any Prepayment Premium received during the related Remittance Period and not previously distributed or applied to reimburse to the Master Servicer with respect to its Servicing Fee over (b) the excess of any Prepayment Interest Shortfall allocated during the related Remittance Period and not previously allocated over any Prepayment Interest Excess (but not less than zero).

     "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Master Servicer or the Trustee in respect of a Mortgage Loan which together with interest thereon, in the reasonable good faith judgment of the Master Servicer or the Trustee will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer or the Trustee from net proceeds and collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Excess Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Excess Condemnation Proceeds and escrowed amounts, which determination shall be in writing accompanied by an Officer's Bond filed with the Trustee.

     "Nonrecoverable Advance Bond": A certificate signed by a Servicing Officer of the Master Servicer or Responsible Officer, as applicable, setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the Master Servicer or the Trustee forming the basis of such determination (including but not limited to information such as related income and expense statements, any appraisals, rent rolls, occupancy status, property inspections, and other Servicer inquiries with respect to the value of the related Mortgaged Property).

     "Non-United States Person": Any person other than a United States Person.

     "Note Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed number of basis points that is added to the related Index on each Interest Rate Adjustment Date in accordance with the terms of the related Mortgage Note to determine, subject to any periodic and lifetime limitations on adjustments thereto, the related Mortgage Interest Rate.

     "Officers' Bond": With respect to any Servicer, a certificate signed by a Servicing Officer of such Servicer.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Issuer, the Master Servicer, or Special Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to any actions or duties which can not be undertaken or are no longer permitted under applicable law, must be an opinion of counsel who is in fact Independent.

     "Ownership Interest": As to any Bond, any ownership or security interest in such Bond, including any interest in such Bond as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "P&I Advance": Any amounts identified in this Agreement as a P&I Advance.

     "Bond Interest Rate": With respect to any Payment Date and the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Bonds, the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Bond Interest Rate, respectively.

     "Payment Reserve": With respect to a Mortgage Loan, the amount, if any, of principal and interest payable thereon required, pursuant to the related
Mortgage Loan Documents, to be deposited into an escrow account to cover a portion of the related Mortgagor's debt service obligations thereunder.

     "Percentage Interest": With respect to any Class of Bonds, the portion of the relevant Class evidenced by such Bond, expressed as a percentage, the numerator of which is the initial Bond Balance or initial Notional Amount of such Bond as of the Delivery Date, as specified on the face thereof, and the denominator of which is the Original Class Balance or Notional Amount of the relevant Class.

     "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be distributed:

               (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

              (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any Depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such Depository institution or trust company (or, in the case of a Depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which has the Required Rating;

             (iii) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the Required Rating for short-term debt;

              (iv) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days;

               (v) units of taxable money market funds, which funds seek to maintain a constant asset value and have been rated by each Rating Agency in its highest rating category or which have been designated in writing by each Rating Agency as Permitted Investments for purposes of this definition; and

              (vi) any other obligation or security acceptable to each Rating Agency, as indicated in writing that would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Bonds;

provided,  however,  that no such instrument shall be a Permitted  Investment if
(v) such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating;
(y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) such instrument is purchased at a premium over par.

     "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

     "Prepayment Assumption": It is assumed for purposes of Section 3.15(l) that there are no prepayments on the Mortgage Loans and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

     "Prepayment Interest Excess": With respect to any Payment Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the Due Date occurring in the related Remittance Period, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

     "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the Due Date occurring in the related Remittance Period, the amount of interest that would have accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of the Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

     "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment.

     "Prime Rate": As of any day, the per annum rate reported in The Wall Street Journal on the immediately preceding Business Day as the prime rate.

     "Principal Distribution Amount": With respect to any Payment Date an amount equal to the aggregate of (a) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (b) if the scheduled Balloon Payment is not received, with respect to any Balloon Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (c) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of liquidation proceeds, insurance proceeds, condemnation proceeds, amounts received as a result of the purchase of any Mortgage Loan from the Issuer or receipt of overdue payments, (d) any Collateral Value Adjustment Capitalization Amount allocated in connection with such Payment Date, and (e) any other portion of the Adjusted Available Payment Amount remaining undistributed after payment of any interest payable on the Bonds pursuant to Section [__] of the Indenture for the related or any prior Payment Date, including any Prepayment Interest Excess not offset by any Prepayment Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer and interest distributions on the Mortgage Loans, in excess of interest distributions on the Bonds, resulting from the allocation of amounts described in this clause (d) to principal distributions on the Bonds.

     "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "Private Bonds": The [Class E and Class F] Bonds.

     "Property Protection Expenses": The following costs and expenses, but, with respect to items (b) through (n) below, only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates, who are generally in the business of providing such goods and services and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (a) real estate taxes, assessments and similar charges; (b) premiums for insurance; (c) utility costs; (d) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (e) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (f) property management fees; (g) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (h) permits, licenses and registration fees and costs; (i) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (j) any expense necessary in order to prevent or cure a material violation of any applicable law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (k) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (l) other such reasonable marketing, legal, accountants, expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under this Agreement; and (m) such other expenses as are reasonable and immediately necessary to operate the Mortgaged Property or REO Property.

     "Prospectus Supplement": The Prospectus Supplement dated _________ __, 199_ prepared in connection with the offering of the [Class A-1, Class A-2, Class B, Class C and Class D Bonds.

     "Purchase Price": With respect to any Mortgage Loan to be purchased pursuant to Section 2.02(c), Section 2.04, Section 6.05(a) or Section 12.01, the Stated Principal Balance thereof as of the date of purchase, together with (i) all accrued and unpaid interest at the Mortgage Interest Rate on such Mortgage Loan to but not including the date of purchase, (ii) all related unreimbursed Advances, (iii) all accrued and unpaid interest on related Advances, and (iv) any expense arising out of the enforcement of the repurchase obligation and any costs associated with such repurchase.

     "Qualified Insurer": An insurance company:

               (i) duly qualified as such under the laws of the state in which the related Mortgaged Property is located;

              (ii) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided; and

             (iii) whose claims paying ability is rated at least "A" by each Rating Agency (or, if not rated by each of the Rating Agencies, rated at least "A" by two other nationally recognized statistical rating organizations, which shall include [Standard & Poor's Ratings Services] and any other Rating Agency which rates the claims paying ability of such insurance company, and if not rated by [Fitch IBCA, Inc.], acceptable to it); or which is acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such Qualified Insurer will not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Bonds).

     "Rating Agency": Each of [Fitch IBCA, Inc.], [Duff & Phelps Credit Rating Co.] [and] [Standard & Poor's Ratings Services].

     "Realized Loss": With respect to each Loss Mortgage Loan (or REO Property) as to which a Liquidation Event has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of the Liquidation Event, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such Liquidation Event occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Remittance Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such Liquidation Event occurred, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan. With respect to each Loss Mortgage Loan with respect to which an Advance previously made or proposed to be made has been determined to be a Nonrecoverable Advance an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of such determination, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such determination was made on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Remittance Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus
(iv) the proceeds, if any, received during the month in which such determination was made, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

     "Record Date": With respect to any Payment Date, the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

     "Reference Bank Rate": As defined in Section 1.03.

     "Remittance Date": With respect to each Payment Date, one Business Day preceding such Payment Date.

     "Remittance Period": For any Payment Date, the period beginning after a Determination Date in the immediately preceding month (or the Cut-off Date, in the case of the first Payment Date) through the related Determination Date.

     "Remittance Rate": With respect to any Mortgage Loan, the per annum rate equal to the excess (adjusted, if necessary, to reflect the actual number of days in the related Remittance Period and a 360-day year) of the related Mortgage Interest Rate (without giving effect to any modification or other reduction thereof following the Cut-off Date) over the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

     "Remittance Report": The report prepared pursuant to Section 4.09(a) hereof.

     "REO Account": One or more accounts established pursuant to Section 6.06.

     "REO Account Report": The report prepared pursuant to Section 6.08(b) hereof.

     "REO Acquisition": The acquisition by the Special Servicer on behalf of the Issuer for the benefit of the Bondholders of any Mortgaged Property.

     "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Issuer through foreclosure or by deed in lieu of foreclosure, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Excess Condemnation Proceeds, Excess Insurance Proceeds, Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

     "REO  Proceeds":   Proceeds   received  in  respect  of  any  REO  Property
(including, without limitation, proceeds from the rental of the related Mortgaged Property).

     "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Issuer through foreclosure or by deed in lieu of foreclosure.

     "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit B hereto.

     "Required Appraisal Date": With respect to any Mortgage Loan within 30 days of (a) any Collateral Value Adjustment Event or (b) the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in the last sentence of the definition of "Collateral Value Adjustment Event") more than twelve months after an appraisal was obtained with respect to a previous Collateral Value Adjustment.

     "Required Rating": For purposes of the definitions of "Eligible Account" and "Permitted Investments" the following ratings:

          (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, the highest short-term rating category of each Rating Agency (or, if such obligations are not rated by[Fitch IBCA, Inc.] or [Duff & Phelps Credit Rating Co.], any two nationally recognized statistical rating organization, which shall include [Standard & Poor's Ratings Services] and any other Rating Agency which rates such obligations or deposits and, if not rated by [Fitch IBCA, Inc.], acceptable to it); or

          (b) with respect to long-term debt obligations, the highest long-term rating category of each Rating Agency (or, if such obligations are not rated by [Fitch IBCA, Inc.] or [Duff & Phelps Credit
               Rating Co.], any two nationally recognized statistical rating organization, which shall include [Standard & Poor's Ratings Services] and any other Rating Agency which rates such obligations or deposits and, if not rated by [Fitch IBCA, Inc.], acceptable to it).

     "Responsible Officer": When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

     "Senior Bonds": The [Class A-1, Class A-2, Class B, Class C and Class D Bonds.

     "Servicer": The Master Servicer or the Special Servicer, as applicable.

     "Servicing Advance": Any expenses identified in this Agreement as a Servicing Advance which are incurred by the Master Servicer consistent with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, or, with respect to any Mortgage Loan.

     "Servicing Fee": With respect to any Mortgage Loan and (a) the Master Servicer, the Master Servicing Fee; and (b) the Special Servicer, the Special Servicing Fee, as applicable.

     "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer or its general partner, if applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans under this Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended by the related Servicer.

     "Servicing Transfer Date": The date after the occurrence of a Servicing Transfer Event on which the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c).

     "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;
(iv) in the judgment of the Master Servicer, a payment default has occurred and is not likely to be cured by the related Mortgagor within 60 days; (v) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; (vi) any other material default has, in the Master Servicer's judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage; (vii) the related Mortgaged Property becomes REO Property; (viii) if for any reason, the Master Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the Mortgage; or (ix) an event has occurred which, in the reasonable judgment of the Master Servicer, has or will materially and adversely affect the value of the Mortgaged Property.

     "Special Servicer": ____________________, or its successors in interest or any successor special servicer appointed as such as herein provided.

     "Special Servicing Fee": The compensation the Special Servicer shall be entitled to receive pursuant to Section 6.12.

     "Specially Serviced Mortgage Loan": Any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.10.

     "Specially Serviced Mortgage Loan Status Report": With respect to any Mortgage Loan, shall have the meaning set forth in Section 6.08.

     "State Tax Laws": The laws of the states of __________, _____________, _____________ and ________________ as well as any state the applicability of which to the Bonds shall have been confirmed to the Trustee in writing either by the delivery to the Trustee of an Opinion of Counsel to such effect, or by the delivery to the Trustee of a written notification to such effect by the taxing authority of such state.

     "Stated Principal Balance": With respect to any Mortgage Loan (other than an REO Mortgage Loan), as of any date of determination, (x) the Cut-off Date Balance, minus (y) the sum, without duplication, of:

               (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced (in the case of any delinquent Monthly Payment) and distributed to Bondholders before such date of determination;

              (ii)  all  Principal  Prepayments  received  with  respect to such
                    Mortgage Loan after the Cut-off Date, to the extent distributed to Bondholders before such date of determination;

             (iii) the principal portion of all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Bondholders before such date of determination; and

              (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from a Deficient Valuation that occurred prior to the end of the Remittance Period for the most recently ended Payment Date.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus (y) the sum of:

               (i)  the principal  portion of each P&I Advance made with respect
                    to  such  REO  Mortgage   Loan  that  was   distributed   to
                    Bondholders before such date of determination; and

              (ii) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Bondholders before such date of determination.

A Mortgage Loan shall be deemed to be owned by the Issuer and pledged as Collateral to secure the Bonds and to have an outstanding Stated Principal Balance through and including the Payment Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Bondholders.

     "Trustee": ____________________, or its successor in interest in its capacity as Trustee hereunder, or any successor trustee appointed as herein provided.

     "Trustee Fee Rate": ____% per annum calculated on the basis of twelve 30-day months and a 360-day year.

     "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico law, as applicable.

     "Underwriter": Any of ____________________ or ____________________.

     "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     "Weighted Average Remittance Rate": With respect to any Payment Date, the rate per annum equal to the weighted average, by Stated Principal Balance, expressed as a percentage and rounded to eight decimal places, of the Remittance Rates on the Mortgage Loans prior to giving effect to distributions thereon in the Remittance Period immediately preceding such Payment Date; provided that for purposes of calculating the Class E and Class F Bond Interest Rates, the Weighted Average Remittance Rate will be calculated as the rate, based on a 360-day year of twelve 30-day months.

     "1933 Act": The Securities Act of 1933, as amended.


     SECTION 1.02   Certain Terms.

     Terms used herein and not defined herein shall have the meanings given to such terms in the Indenture.


     SECTION 1.03   Determination of LIBOR.

     LIBOR applicable to the calculation of the Bond Interest Rates on the Class A-1, Class A-2, Class B, Class C and Class D Bonds for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date as follows:

     For any Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period (a "LIBOR Rate Adjustment Date"). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in the U.S. dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Balance of the Class Balance of the Bonds then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided, as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Balance of the Bonds then outstanding. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

     The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Bond Interest Rates applicable to the Bonds for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date.


     SECTION 1.04   General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) The terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Generally Accepted Accounting Principles ("GAAP");

          (c) References herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) References to a Subsection without further reference to a Section is a reference to such subsection as contained in the same
               Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

          (f) The term "include" or "including" shall be deemed to be followed by the phrase "without limitation";

          (g) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding";

          (h) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement;

          (i) References herein to actions to be taken shall include the failure to take any action;

          (j) Any action or delivery which is required pursuant to the terms hereof which falls on a day which is not a Business Day will be due on the immediately following Business Day.


                                   ARTICLE II

                  CERTAIN MATTERS REGARDING THE MORTGAGE LOANS;


     SECTION 2.01.  Delivery of Mortgage Loan Files and Related Documents.

     (a) In connection with the Grant of the Trust Estate by the Issuer to secure the Bonds, the Issuer is required to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee, on or before the Closing Date, the Mortgage File for each Mortgage Loan. Also in connection therewith, the Issuer shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, on or before the Closing
Date: (i) copies of the Indenture and the Mortgage Loan Purchase Agreement; (ii) copies of the documents comprising the Mortgage File for each Mortgage Loan; and
(iii) all other documents and records in the possession of the Issuer or the Mortgage Loan Seller that relate to the Mortgage Loans, are necessary for the servicing of the Mortgage Loans and are not required to be a part of a Mortgage File in accordance with the definition thereof. The Master Servicer shall hold all such documents and records delivered to it on behalf of the Trustee in trust for the benefit of the Bondholders and, subject to the lien of the Indenture, the Issuer.

     (b) The Trustee shall deliver to the Master Servicer within 15 days after the Closing Date each assignment of Mortgage and assignment of Assignment of Leases in favor of the Trustee delivered to it as part of a Mortgage File and each UCC-2 and UCC-3 in favor of the Trustee delivered to it as part of a Mortgage File, and the Master Servicer shall, at the Mortgage Loan Seller's expense, as to each Mortgage Loan, promptly (and in any event within 45 days following the Closing Date) cause each such document to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as the Master Servicer deems appropriate. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Master Servicer shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfilled, as the case may be, because of a defect therein, the Issuer shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Master Servicer shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.


     SECTION 2.02.  Document Defects and Breaches; Repurchase.

     (a) If any party hereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the Mortgage Loan Schedule (and the terms of such document have not been modified by written instrument contained in the Mortgage File), or does not appear to be regular on its face (each, a "Document Defect"), or if any party hereto discovers a breach of any representation or warranty of the Mortgage Loan Seller relating to any Mortgage Loan set forth in the Mortgage Loan Purchase Agreement (a "Breach"), such party shall give prompt written notice thereof to the other parties hereto.

     (b) Promptly upon its discovery or receipt of notice of any Document Default or Breach that materially and adversely affects the value of any Mortgage Loan or the interests of the Issuer and/or the Bondholders therein, the Master Servicer shall request that the Mortgage Loan Seller, not later than [90] days (or such other period as is provided in the Mortgage Loan Purchase Agreement) from the receipt by the Mortgage Loan Seller of such request, cure such Document Defect or Breach in all material respects or repurchase the affected Mortgage Loan at the applicable Purchase Price as, if and to the extent required by the Mortgage Loan Purchase Agreement; provided that if (i) such Breach is capable of being cured but not within such 90-day (or other) period,
(ii) the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Breach within such 90-day (or other) period, and (iii) the Mortgage Loan Seller shall have delivered to the Trustee and the Master Servicer a certification executed on behalf of the Mortgage Loan Seller by an officer thereof setting forth the reason that such Breach is not capable of being cured within an initial 90-day (or other) period, specifying what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Breach will be cured within an additional period not to exceed 90 more days, then the Mortgage Loan Seller shall have up to an additional 90 days to complete such cure. If the affected Mortgage Loan is to be repurchased, the Master Servicer shall designate the Collection Account as the account to which funds in the amount of the Purchase Price are to be wired, and the Master Servicer shall promptly notify the Trustee (by delivery thereto of an Officer's Certificate) when such deposit is made. Any such purchase of a Mortgage Loan shall be on a whole loan, servicing released basis, and shall be subject to all applicable terms and conditions set forth in the Indenture. In connection with any such purchase by the Mortgage Loan Seller, each of the Master Servicer and the Special Servicer shall deliver any portion of the related Servicing File that is in its possession to such purchaser or its designee.

     (c) If the Mortgage Loan Seller defaults on its obligations to repurchase any Mortgage Loan as contemplated by this Section 2.02, the Master Servicer shall promptly notify the Trustee, the Issuer and the Bondholders and shall take such actions with respect to the enforcement of such repurchase obligations, including, without limitation, the institution and prosecution of appropriate legal proceedings, as the Master Servicer shall determine, in its reasonable good faith judgment, are in the best interests of the Bondholders (taken as a collective whole) and are not inconsistent with the Indenture. Any and all expenses incurred by the Master Servicer with respect to the foregoing shall constitute Servicing Advances in respect of the affected Mortgage Loan.


     SECTION 2.03 Representations and Warranties of the Issuer, the Master Servicer, and the Special Servicer; Assignment of Rights.

     (a) The Issuer hereby represents and warrants to and covenants with the Trustee, the Master Servicer, and the Special Servicer, as of the Delivery Date, that:

      (i) The Issuer is a [trust] duly organized, validly existing and in good standing under the laws of the State of ____________.

     (ii) The execution and delivery of this Agreement by the Issuer, and the performance and compliance with the terms of this Agreement by the Issuer, will not violate the Issuer's [Trust Agreeement] or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

    (iii) The Issuer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, the execution, delivery and performance of this Agreement by the Issuer has been duly authorized, and the Issuer has duly executed and delivered this Agreement.

     (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Master Servicer, and the Special Servicer, constitutes a valid, legal and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

      (v) The Issuer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Issuer is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument, or other document which violation, in the Issuer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Issuer to perform its obligations under this Agreement or the financial condition of the Issuer.

     (vi) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer which, if determined adversely to the Issuer, would prohibit the Issuer from entering into this Agreement or, in the Issuer's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Issuer to perform its obligations under this Agreement or the financial condition of the Issuer.

    (vii) At the time of the grant of a security interest in the Mortgage Loans from the Issuer to the Trustee on behalf of the Bondsholders in the Indenture, the Issuer had good title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (other than the rights to servicing and related compensation) and the Mortgage Loans pledged to the Trustee on behalf of the Holders of the Bonds free and clear of any other pledge, lien, encumbrance or security interest.

     (b) The Master Servicer and Special Servicer hereby represent, warrant and covenant to the Trustee and the Issuer, as of the Delivery Date, that:

     (A) The Master Servicer and Special Servicer is a __________ duly organized, validly existing and in good standing under the laws of the State of
__________.

     (B) The execution and delivery of this Agreement by each Servicer, and the performance and compliance with the terms of this Agreement by each Servicer, will not (i) violate such Servicer's certificate of limited partnership or limited partnership agreement or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in such Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of such Servicer to perform its obligations under this Agreement or the financial condition of such Servicer.

     (C) Each Servicer has the full power and authority to enter into and consummate all transactions of such Servicer contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (D) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Issuer, constitutes a valid, legal and binding obligation of such Servicer, enforceable against such Servicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (E) Neither Servicer is in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Servicer is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument or other document which violation, lien, charge or encumbrance in such Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of such Servicer to perform its obligations under this Agreement or the financial condition of such Servicer.

     (F) No litigation is pending or, to such Servicer's knowledge, threatened against such Servicer which, if determined adversely to such Servicer, would prohibit such Servicer from entering into this Agreement or, in such Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of such Servicer to perform its obligations under this Agreement or the financial condition of such Servicer.

     (c) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Bonds remain Outstanding. Upon discovery by the Issuer, the Master Servicer, the Special Servicer or the Trustee of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.


     SECTION 2.04 Repurchase of Mortgage Loans for Breaches of Representation and Warranty.

     (a) Within 90 days of the earlier of, the discovery by the Mortgage Loan Seller of, or receipt by the Mortgage Loan Seller of written notice from the Issuer, the Master Servicer, the Special Servicer, the Trustee or any Bondholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Mortgage Loan Seller in the Mortgage Loan Purchase Agreement, which materially and adversely affects the value of any Mortgage Loan or the interest of any Bondholder therein, the Mortgage Loan Seller shall at its option (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Issuer at the Purchase Price.

     (b) The purchase of any Mortgage Loan the Mortgage Loan Seller  pursuant to
Section 2.04(a) shall be effected by delivering the Purchase Price therefor to the Master Servicer for deposit in the Collection Account. The Trustee, upon receipt of an Officers' Bond from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Mortgage Loan Seller or its designee, the related Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller or its designee, any Mortgage Loan released pursuant hereto. In connection with such repurchase, the Master Servicer, and the Special Servicer, as applicable, shall release to the Mortgage Loan Seller, as applicable, all documents and records maintained by such Servicer and requested by the Issuer or the Mortgage Loan Seller; provided, that such Servicer may retain copies of such documents and records at its own expense. The Mortgage Loan Seller, shall be responsible for the payment of all reasonable expenses of the Trustee and the Servicers incurred in connection with such repurchase.

     (c) It is understood and agreed that the provisions set forth in Section 2.04(a) and (b) of this Agreement shall constitute the sole remedies available to the Bondholders, or the Trustee on behalf of the Bondholders, respecting any breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.


                                   ARTICLE III

                   GENERAL PROVISIONS APPLICABLE TO SERVICERS


     SECTION 3.01   Contract for Servicing.

     (a) Each Servicer, by execution and delivery of this Agreement, agrees to service the Mortgage Loans pursuant to this Agreement and in all cases in accordance with Accepted Servicing Practices and Accepted Special Servicing Practices, as applicable.

     (b) Any funds received on or in connection with a Mortgage Loan by a Servicer shall be received and held by such Servicer in accordance with this Agreement and pursuant to Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, for the benefit of the Bondholders and the related Mortgagor as their respective interests may appear and as provided in this Agreement.


     SECTION 3.02   Notices to Mortgagors.

     The Master Servicer shall, within five (5) Business Days of the Delivery Date for any Mortgage Loan, send by first class mail or by hand delivery written notice to the related Mortgagor that the Master Servicer has been engaged to service such Mortgage Loan, which notice shall direct such Mortgagor to make further payments and to send all future notices with respect to such Mortgage Loan directly to the Master Servicer. Notwithstanding the foregoing, the Master Servicer shall not be required to send such notice if the Mortgage Loans shall be subserviced by the Mortgage Loan Seller pursuant to a Subservicing Agreement between the Master Servicer and the Mortgage Loan Seller, and there is no change in where the Mortgagor is required to send payments under the Mortgage Loan.


     SECTION 3.03   Subservicing.

     The Master Servicer and the Special Servicer may enter into subservicing agreements with one or more subservicers (including subsidiaries or affiliates of the Servicer) for the servicing and administration of the Mortgage Loans.
References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of such Master Servicer.

     Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between either Servicer and a subservicer or reference to actions taken through such Persons or otherwise, such Servicer shall remain obligated and liable to the Issuer and Bondholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements, or by virtue of indemnification from a subservicer, and to the same extent and under the same terms and conditions as if the such Servicer alone were servicing and administering the Mortgage Loans. Each Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of such Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and the related Servicer, and none of the Trustee, the Bondholders nor the Issuer shall be deemed parties thereto and none of such Persons shall have claims or rights (except as specified below), nor obligations, duties or liabilities with respect to the subservicer; provided, that the Trustee and the Bondholders may rely upon the representations and warranties of the subservicer contained therein and each of the Trustee and the Issuer shall be a third party beneficiary of the covenants and other provisions setting forth obligations of the subservicer therein.

     If the Trustee or any successor Servicer assumes the obligations of the Master Servicer or the Special Servicer, as applicable, in accordance with this Agreement, the Trustee or such successor Servicer may, at its option, (i) terminate any subservicing agreement entered into by the Master Servicer or Special Servicer pursuant to this Section 3.03 or (ii) succeed to all of the rights and obligations of the Master Servicer or Special Servicer under any subservicing agreement, and any such subservicing agreement shall provide such right of termination or succession to the Trustee or such successor Servicer. In such event, the Trustee or such successor Servicer shall be deemed to have assumed all of the interest of the Master Servicer or Special Servicer therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or Special Servicer prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the Trustee or such successor Servicer, except that the Master Servicer or the Special Servicer shall not thereby be relieved of any liability or obligations under such subservicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Servicer.

     In the event that the Trustee or any successor Servicer assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Trustee or such successor Servicer, the Master Servicer or Special Servicer shall, at its own expense, promptly deliver to the Trustee or such successor Servicer all documents and records relating to any subservicing agreement and the Mortgage Loans then being serviced thereunder, and the Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the Trustee or such successor Servicer.


     SECTION 3.04   Record Title to Mortgage Loans, Etc.

     No Servicer shall hold record title to any Mortgage or any Mortgage Note.


     SECTION 3.05   Release of Documents and Instruments of Satisfaction.

     The Trustee may, subject to the terms hereof, upon receipt of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit B, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, such Mortgage Loan File and the documents contained therein shall be held by the Servicer.

     Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Trustee each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from either Servicer, the Trustee may release the related Servicer's prior request form, together with all other documents still retained by the Trustee with respect to such Mortgage Loan, to such Servicer.

     Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee a Request for Release and Receipt of Documents in the form set forth on Exhibit B requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan. In connection therewith, such Servicer shall deliver to the Trustee a Request for Release and Receipt of Documents indicating that all amounts received in connection with such payment that are required to be deposited in the Collection Account pursuant to Section 4.02 hereof have been or will be so deposited.

     The Master Servicer and the Special Servicer shall forward to the Trustee original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Trustee with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Trustee with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

     Upon any payment in full of a Mortgage Loan, the Master Servicer or Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Servicing Advance, which shall be reimbursed pursuant to the terms of this Agreement. Such Servicer shall notify the Trustee of an instrument of satisfaction described above as soon as practicable.


     SECTION 3.06 Access to Certain Documentation Regarding the Mortgage Loans and This Agreement.

     Upon reasonable advance written notice, each Servicer shall give the Trustee or its agents or representatives, during normal business hours at such Servicer's offices, reasonable access to all reports, information and documentation regarding any Mortgage Loan, this Agreement (including the right to make copies or extracts therefrom) and access to officers of such Servicer responsible for such obligations.


     SECTION 3.07   Annual Statement As to Compliance.

     Each Servicer shall deliver to the Issuer and the Trustee, on or before April 30 of each year, beginning April 30, 199__, a statement, signed by a Servicing Officer thereof, stating that (a) a review of the activities of such Servicer during the preceding calendar year (or during the period from the date of commencement of its duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and of its performance under this Agreement has been made under such Servicing Officer's supervision; and (b) to the best of such Servicing Officer's knowledge, based on such review, such Servicer has fulfilled all of its material obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.


     SECTION 3.08   Annual Independent Public Accountants' Servicing Report.

     On or before April 30 of each year, beginning April 30, 199__, each Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Issuer and the Trustee to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the servicing of the Mortgage Loans under this Agreement for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing during such period has been conducted in compliance with this Agreement except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.


     SECTION 3.09   Merger or Consolidation of Any Servicer.

     (a) Each Servicer shall keep in full force and effect its existence, rights and franchises as an association or corporation under the laws governing its charter or articles of incorporation and, in the case of the initial Servicer, its good standing as a ___________ under the laws of the State of __________; except as permitted in this Section 3.09 and shall obtain and preserve its qualification to do business as a foreign corporation, association or limited partnership, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

     (b)  Any  Person  into  which  a  Servicer  may be  merged,  converted,  or consolidated, or any Person resulting from any merger, conversion or consolidation to which a Servicer shall be a party, or any Person succeeding to the business of a Servicer, shall be the successor of such Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an entity whose business includes the servicing of mortgage loans, shall service multifamily and/or commercial mortgage loans, as applicable, in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall satisfy the requirements of Section 13.12 hereof with respect to the qualifications of a successor to a Servicer.


     SECTION 3.10   Limitation on Liability of the Servicers and Others.

     Neither the Servicers or any of the directors, officers, employees or agents thereof shall be under any liability for any action taken or for refraining from the taking of any action in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable, and otherwise in good faith pursuant to this Agreement or for errors in judgment (not constituting negligence or willful misconduct); provided, however, that this provision shall not protect any Servicer or such Persons of such Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; and provided, further, that this provision shall not protect any Servicer or such Persons of such Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of the obligations or duties hereunder. Each Servicer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any appropriate Person respecting any matters arising hereunder. No Servicer shall, as applicable, be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement.


     SECTION 3.11   Resignation of Servicers.

     Without in any way limiting the generality of this Section 3.11, neither the Master Servicer nor the Special Servicer shall resign as such or delegate its rights or duties hereunder or any portion thereof; provided that (i) either Servicer may enter into a Subservicing Agreement subject to Section 3.03 and
(ii) either Servicer may resign upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel (obtained at the resigning Servicer's expense) to such effect delivered to the Trustee and acceptable in form and substance thereto. Unless applicable law requires the Servicer's resignation to become effective immediately, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 8.02 and Section 13.12 hereof.


     SECTION 3.12   Maintenance of Errors and Omissions and Fidelity Coverage.

     Each Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy issued by a surety or insurer which is a Qualified Insurer covering such Servicer's officers and employees in connection with its activities under this Agreement.

     The deductible on the fidelity bond or errors and omissions policy shall not exceed the greater of $__________ and five (5) percent of the face amount of such bond or policy. In the event that any such bond or policy ceases to be in effect, such Servicer shall immediately obtain a comparable replacement bond or policy. Notwithstanding the foregoing, so long as the long-term unsecured debt obligations of such Servicer or its corporate parent have been rated "A" or better by two or more of the Rating Agencies (one of which shall be [Standard & Poor's Ratings Services] and, if not rated by [Fitch IBCA, Inc.], is acceptable thereto), such Servicer shall be entitled to provide self-insurance or obtain from its parent adequate insurance, as applicable, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.


     SECTION 3.13   Indemnity.

     (a) Each Servicer shall indemnify and hold harmless the Trustee and the Issuer against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from a breach of any of such Servicer's representations and warranties contained in this Agreement or arising out of the Servicer's willful misfeasance, bad faith or negligence or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

     (b) Each Servicer and the directors, officers and agents thereof shall be indemnified and held harmless by the Issuer from any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any legal action relating to any Mortgage Loans and this Agreement, other than any costs, expense, loss, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of duties or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

     (c) As soon as reasonably practicable after receipt by any Servicer, the Trustee on behalf of the Bondholders, of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause (a) or (b) above (each an "Indemnified Party"), such Indemnified Party shall notify each Servicer, the Trustee on behalf of the Bondholders from which indemnification is sought pursuant to clause (a) or clause (b) above (each an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the rights of the Indemnifying Party. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would in any other way disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the fees and disbursements of such counsel; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one separate counsel for all related Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at such Indemnified Party's expense.


     SECTION 3.14   Information Systems.

     Each Servicer shall maintain a data storage and retrieval system capable of maintaining, updating and providing reports with respect to all relevant information with respect to each Mortgage Loan that may be required to satisfy the terms of this Agreement, including but not limited to all information on the Mortgage Loan Schedule. Each Servicer shall update the data on such system to reflect any information available thereto from time to time.


                                   ARTICLE IV

                       OBLIGATIONS OF THE MASTER SERVICER


     SECTION 4.01   The Master Servicer.

     (a) The Master Servicer shall service and administer each Mortgage Loan (except as such obligations may be undertaken by the Special Servicer pursuant to Article VI hereof) on behalf of and in the best interests of and for the benefit of the Bondholders in accordance with the terms of this Agreement and Accepted Servicing Practices.

     (b) Subject to Accepted Servicing Practices and the terms of this Agreement and of each Mortgage Loan, the Master Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to any Mortgage Loan which is not a Specially Serviced Mortgage Loan. Without limiting the generality of the foregoing, the Master Servicer shall, and is hereby authorized and empowered to, with respect to each Mortgage Loan, prepare, execute and deliver at the expense of the Issuer, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral. The Master Servicer shall service and administer each Mortgage Loan in accordance with applicable state and federal law and shall provide to each Mortgagor any information required to be provided to it thereby. Subject to the foregoing, the Master Servicer shall service and administer each Mortgage Loan in accordance with the Mortgage Loan Documents, and shall enforce all provisions designated in the Mortgage Loan Documents, including but not limited to the establishment and administration of escrow accounts, reserve accounts, impound accounts and operation and maintenance plans. The Master Servicer may from time to time request in writing any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. If it shall make such written request, the Master Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer.

     (c) The Master Servicer assumes, with respect to each Mortgage Loan (except as otherwise set forth in Article VI), full responsibility for the timely payment (subject to Section 4.05(b) with respect to any Nonrecoverable Advances) of all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with:

     (i) any enforcement, administrative or judicial proceedings, or any necessary legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, bankruptcies, condemnations, drug seizures, foreclosures by subordinate lienholders, legal costs associated with preparing powers of attorney pursuant to
          Section 4.01(b) above, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Master Servicer specifies the Mortgage Loan(s) to which such expenses relate);

     (ii) all ground rents, taxes, assessments, water rates, sewer rates and other charges, as applicable, that are or may become a lien upon the Mortgaged Property, and all fire, flood, hazard and other insurance coverage (to the extent required in this Agreement, including renewal payments); and

    (iii) compliance with the servicing provisions applicable to the Master Servicer set forth herein.

     With respect to any costs described in clauses (i) and (ii) above and to the extent the related Mortgage Loan Documents do not provide for escrow payments or the Master Servicer determines that any such payments have not been made by the related Mortgagor, the Master Servicer shall effect timely payment of all such expenses before they become delinquent if the Master Servicer shall have or should have had knowledge based on Accepted Servicing Practices of such nonpayment by the Mortgagor before it becomes delinquent, and, otherwise, the Master Servicer shall effect immediate payment of all such expenses which it has knowledge or should have knowledge based on Accepted Servicing Practices have become delinquent. The Master Servicer shall make Servicing Advances from its own funds to effect such payments to the extent not deemed a Nonrecoverable Advance and shall be reimbursed therefor in accordance with Section 4.03(a) hereof; provided, that with respect to the payment of taxes and assessments, the Master Servicer shall make such advance within five Business Days after the Master Servicer has received confirmation that such item has not been paid; provided further that the Master Servicer shall use its best efforts to confirm whether such items have been paid. With respect to any costs described in clause
(iii) above, the Master Servicer shall be entitled to reimbursement of such costs as Servicing Advances only to the extent expressly provided in this Agreement. If the Master Servicer determines with respect to any Mortgage Loan that a Servicing Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Bond.

     (d) Upon the occurrence of a Servicing Transfer Event or upon the resignation or termination of the Master Servicer, the Master Servicer shall effect the timely and efficient transfer of its servicing responsibilities to the successor Servicer.


     SECTION 4.02 Collection Account; Collection of Certain Mortgage Loan Payments.

     (a) Subject to Article VI, from the date hereof until the principal and interest on the Mortgage Loans is paid in full, the Master Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow such collection procedures as are in accordance with Accepted Servicing Practices.

     (b) On or before the Delivery Date and as necessary thereafter, the Master Servicer shall establish, and agrees to maintain for the duration of this Agreement, the Collection Account in the name of the Trustee for the benefit of the Bondholders. The Collection Account shall be an Eligible Account. Funds in the Collection Account shall be held by the Master Servicer for the benefit of the Bondholders in each case and shall not be commingled with any other moneys. The Master Servicer shall deposit, within one Business Day following receipt, all collections with respect to the Mortgage Loans into the Collection Account. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee in writing of the location and account number of the Collection Account established for the Mortgage Loans and shall give the Trustee written notice of any change of such location or account number on or prior to the date of such change. Funds in the Collection Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Master Servicer (in its capacity as such and for the benefit of the Bondholders) or its nominee. All income therefrom shall be the property of the Master Servicer. In addition, if the amounts in the Collection Account are invested for the benefit of the Master Servicer, the Master Servicer shall deposit on each Determination Date into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account for such Remittance Period.

     (c) The Master Servicer shall deposit the following amounts into the Collection Account pursuant to clause (b) above:

      (i) all payments on account of principal and Principal Prepayments, on the related Mortgage Loans;

     (ii) all payments on account of interest on the related Mortgage Loans, including default interest net of any portion thereof retained by the Master Servicer as its Servicing Fee;

    (iii) all Liquidation Proceeds, Excess Condemnation Proceeds and Excess Insurance Proceeds with respect to the related Mortgaged Properties;

     (iv) out of the Master Servicer's own funds, an amount representing net losses realized on Permitted Investments with respect to funds in the Collection Account;

      (v) any amounts representing Prepayment Premiums paid by the related Mortgagors;

     (vi) any amounts received from the Special Servicer pursuant to Section 6.06(d);

    (vii) any other amounts received from the Mortgagor with respect to the related Mortgage Loans; and

   (viii) any amounts received from the Special Servicer under Section 6.07 hereof, other than REO Proceeds;

but excluding (1) REO Proceeds which will be remitted to the Special Servicer for deposit into the REO Account within one Business Day after receipt and (2) amounts representing fees payable by Mortgagors with respect to Mortgage Loans which may be retained by the Master Servicer or remitted to the Special Servicer, as applicable, as additional servicing compensation hereunder.

     (d) Subject to Section 4.03(c), all funds deposited by the Master Servicer in the Collection Account maintained for the benefit of the Bondholders shall be held for the benefit of the Bondholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, the Master Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.


     SECTION 4.03   Permitted Withdrawals from the Collection Account.

     (a) The Master Servicer may make withdrawals from the Collection Account of amounts on deposit therein attributable to the related Mortgage Loans for (without duplication) the following purposes in the following order of priority:

      (i) to recoup any amount deposited in the Collection Account and not required to be deposited therein;

     (ii) on each Remittance Date, from amounts representing payments by a Mortgagor of interest (or advances thereof) on the related Mortgage Loan or Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to a Mortgage Loan, to pay to itself the Master Servicing Fee;

    (iii) to reimburse the Trustee and itself, in that order, for unreimbursed P&I Advances from collections on the related Mortgage Loans, together with interest at the Advance Rate pursuant to Section 4.05 and Section 7.02, the right to withdraw amounts pursuant to this subclause (iii) being limited to amounts on deposit in the Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property, and any other amounts received on the related Mortgage Loan that represent late recoveries of payments with respect to which such P&I Advances were made;

     (iv) for unreimbursed Servicing Advances incurred in connection with a Mortgage Loan or Mortgaged Property, together with interest at the Advance Rate pursuant to Section 4.05, the right to withdraw amounts pursuant to this subclause (iv) being limited to amounts on deposit in such Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property, and any other amounts received on the related Mortgage Loan that represent late recoveries of payments with respect to which such Servicing Advances were made;

      (v) on each Remittance Date, to pay to the Special Servicer the Special Servicing Fee, and from time to time, to pay to the Special Servicer the Disposition Fee;

     (vi) on each Remittance Date, to reimburse the Trustee, and itself, in that order, for accrued and unpaid interest at the Advance Rate on any reimbursed P&I Advances pursuant to Sections 4.05 and 7.02 made with respect to any Mortgage Loan from any amounts on deposit in the Collection Account, to the extent not otherwise offset by default interest collected on the related Mortgage Loan;

    (vii) on each Remittance Date, to reimburse the Trustee and itself, in that order, from any amounts on deposit in the Collection Account for (A) any unreimbursed Nonrecoverable Advance for which a Nonrecoverable Advance Bond has been previously delivered or (B) any unreimbursed Servicing Advance for an expense the payment or reimbursement of which is not an obligation of the related Mortgagor under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to Section 4.05 and Section 7.02;

   (viii) to the extent not reimbursed or paid pursuant to any other clause of this Section 4.03(a), to reimburse or pay each Servicer, the Trustee, and/or the Issuer for unpaid items incurred by or on behalf of such Person under this Agreement pursuant to which such Person is entitled to reimbursement or payment from the assets of the Trust;

     (ix) on each Remittance Date, to pay itself any reinvestment income on amounts on deposit in such Collection Account to which it is entitled pursuant to Section 4.02(b);

      (x) on each Remittance Date, to make remittances to the Trustee pursuant to Section 4.04 hereof; and

     (xi) to clear and terminate such Collection Account upon termination of this Agreement.

     (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any Mortgagor or Mortgaged Property. The Master Servicer shall pay to the Trustee or the Special Servicer from the Collection Account (to the extent permitted by clause (a) above) amounts permitted to be paid to the Trustee or the Special Servicer therefrom, promptly upon receipt of a certificate of a Responsible Officer of the Trustee or a Servicing Officer of the Special Servicer, as applicable, describing the item and amount to which the Trustee or the Special Servicer is entitled. The Servicer may rely conclusively on any such certificate and shall have no duty to recalculate the amounts stated therein.

     (c) The Trustee, the Special Servicer and the Master Servicer shall in all cases have a right prior to the Bondholders to any funds on deposit in the Collection Account from time to time for the reimbursement or payment of compensation, Advances with interest thereon at the Advance Rate and their respective expenses hereunder to the extent such items are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Agreement.

     (d) Notwithstanding any other provisions contained herein to the contrary, the reimbursement of any P&I Advances, together with interest thereon at the Advance Rate, shall be made in the following order: first, to the Trustee, second, to the Master Servicer.


     SECTION 4.04   Remittances to the Trustee.

     On each Remittance Date, the Master Servicer shall (1) withdraw from the Collection Account and remit to the Trustee, by wire transfer of immediately available funds to the Collection Account, all amounts on deposit in the Collection Account as of the close of business on the Determination Date prior to such Remittance Date, minus:

      (i) any permitted charges against or withdrawals from such Collection Account pursuant to clauses (i) through (ix) of Section 4.03(a) hereof; and

     (ii) any amounts on deposit in the Collection Account representing a Monthly Payment due on a Due Date following the Remittance Period for such Determination Date net of any reduction in the aggregate amount of P&I Advances for such Determination Date pursuant to Section 4.05(a) (which amounts shall be remitted pursuant to this Agreement on the Remittance Date immediately following the Remittance Period in which such Monthly Payment was due), and (2) remit to the Trustee any P&I Advances required to be made on or prior to such Remittance Date pursuant to Section 4.05(a).


     SECTION 4.05   Master Servicer Advances.

     (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Mortgage Loan has not been received by the Master Servicer, the Master Servicer shall, on the related Remittance Date, deposit into the Collection Account, an advance (a "P&I Advance") in an amount equal to the excess of such Monthly Payment over the amount received; provided, however, that notwithstanding anything herein to the contrary, the Master Servicer shall not be required to make a Nonrecoverable Advance and the Master Servicer shall not be required to make a P&I Advance with respect to a Balloon Payment. For purposes of the immediately preceding sentence, the Monthly Payment due on the Maturity Date for a Balloon Mortgage Loan will be the amount that would be due on such day based on the full amortization schedule used to calculate the prior Monthly Payments assuming a later Maturity Date. If the Master Servicer determines that a P&I Advance is required, it shall on or prior to such Remittance Date deposit in the Collection Account out of its own funds an amount equal to the P&I Advance; provided, however, that the aggregate amount of such P&I Advances for any Remittance Date shall be reduced by any amounts being held for future remittance to the Master Servicer pursuant to Section 4.04(a)(1)(ii). Any funds being held in the Collection Account for future distribution and so used shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on each future Remittance Date to the extent that funds in the Collection Account on such Remittance Date shall be less than payments to the Master Servicer required to be made on such date. If the Master Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee a Nonrecoverable Advance Bond.

     (b) To the extent required by the terms of this Agreement, the Master Servicer shall make Servicing Advances from time to time; provided, however, that notwithstanding anything herein to the contrary, the Master Servicer shall not be required to make a Nonrecoverable Advance.

     (c) The Master Servicer shall determine whether amounts are available in the Collection Account or the escrow account to reimburse the Trustee or the Master Servicer for unreimbursed Advances made pursuant to this Agreement. The Master Servicer shall promptly (but in any event no later than ten (10) Business Days following receipt) withdraw all amounts necessary to make such reimbursement to the extent such withdrawals are permitted under Section 4.03(a), and shall reimburse the Trustee or itself.

     (d) The Master Servicer shall be entitled to interest on any Advance made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Master Servicer is reimbursed for such Advance pursuant to this Agreement.

     (e) The Master Servicer shall not make any Advance hereunder prior to the time such Advance is required hereunder.

     SECTION 4.06   Maintenance of Insurance.

     (a) The Master Servicer shall in accordance with Accepted Servicing Practices cause the Mortgagor to maintain for each Mortgage Loan (other than REO Mortgage Loans), and if the Mortgagor does not so maintain, the Master Servicer shall cause to be maintained for each Mortgaged Property all insurance required by the terms of the related Mortgage Loan Documents; provided, however, that if the insurance in the amount required above is not available at a commercially reasonable cost, or the Trustee, as mortgagee, does not have an insurable interest, as determined by the Master Servicer in accordance with Accepted Servicing Practices, the Master Servicer shall not be required to maintain such policy. Subject to the preceding sentence, hazard insurance shall be maintained in the amount set forth in the related Mortgage Loan Documents but in any event in an amount at least equal to the replacement cost of the improvements which are a part of such property. Such insurance policies shall also provide coverage in amounts sufficient such that the insurance carrier would not deem the Mortgagor to be a co-insurer thereunder. All such policies shall provide for at least thirty days' prior written notice to the Master Servicer of any cancellation, reduction in the amount of, or material change in, the coverage provided thereunder. If at any time the Mortgaged Property is in a federally designated special flood hazard area, the Master Servicer shall cause the related Mortgagor to maintain or will itself obtain flood insurance in respect thereof to the extent available at a commercially reasonable cost. Such flood insurance shall be in an amount equal to the lesser of (x) the unpaid principal balance of the related Mortgage Loan and (y) the greater of (1) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and (2) the maximum amount of such insurance that is available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). Any cost incurred in maintaining any insurance required pursuant to this subsection (a) shall not, for the purpose of calculating monthly distributions to the Bondholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit but such cost shall be paid by the Master Servicer as a Servicing Advance and shall be reimbursed as provided in this Agreement. The Master Servicer shall arrange for the application of all such insurance proceeds (i) to the restoration or repair of the related Mortgaged Property, (ii) to prepay in whole or in part the outstanding principal amount of the related Mortgage Note or (iii) to be released to the related Mortgagor, as the case may be, in all cases in accordance with the express requirements of the applicable Mortgage Loan Documents. To the extent the applicable Mortgage Loan Documents require the delivery of appraisals, engineer's reports, architect's disbursement certificates or other documents or instruments before any such insurance proceeds are applied, the Master Servicer shall obtain and verify the same and any costs so incurred shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement. If such insurance proceeds are to be applied to restoration or repair of the related Mortgaged Property or are to be released to the related Mortgagor, the Master Servicer shall deliver to the Trustee prior to such application or release a certificate of a Servicing Officer of the Master Servicer in reasonable detail specifying the purposes to which such proceeds are to be applied and the account or Person to which they are to be transferred.

     (b) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 4.06(a), the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 4.06(a). Such policy may contain a deductible clause, in which case the Master Servicer or Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 4.06(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable. In the event that either Servicer shall cause any Mortgaged Property or REO Property to be covered by such a master force placed insurance policy, the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) shall be paid by the Master Servicer as a Servicing Advance.

     SECTION 4.07   Enforcement of "Due-on-Sale" Clauses; Assumption Agreements.

     (a) To the extent any Mortgage Loan contains an enforceable `due-on-sale' or `due-on-encumbrance' clause, the Master Servicer shall enforce such clause unless the Master Servicer determines in accordance with Accepted Servicing Practices that it would be in the best interest of the Bondholders to waive any such clause. If the Master Servicer is unable to enforce any such "due-on-sale" clause or if no "due-on-sale" clause is applicable or the Master Servicer determines that such clause should be waived, the Master Servicer shall enter into an assumption agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state Law and the related Mortgage, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by the Master Servicer's Accepted Servicing Practices as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

     (b) To the extent any Mortgage Loan contains a clause granting a right of assumption to a qualified substitute Mortgagor upon the sale, conveyance or transfer of the related Mortgaged Property, the Master Servicer shall enter into an assumption agreement with such qualified substitute Mortgagor, pursuant to which such substitute Mortgagor becomes liable under the Mortgage Note. If any Person other than the Mortgagor has, pursuant to the related Mortgage Loan Documents, undertaken to indemnify the mortgagee and, in connection with an assumption of the type referred to in the preceding sentence, the related Mortgage Loan Documents permit a substitution of such third-party indemnitor by a qualified substitute indemnitor, the Master Servicer shall enter into an assumption of liability agreement with such qualified substitute indemnitor, pursuant to which such substitute indemnitor becomes liable under the relevant indemnification obligations. The Master Servicer is also authorized to enter into a substitution of liability agreement with such substitute Mortgagor, pursuant to which the original Mortgagor is released from liability and such substitute Mortgagor is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by the Master Servicer's regular commercial mortgage loan origination standards or Accepted Servicing Practices as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

     (c) The Master Servicer shall retain as additional servicing compensation any fee collected for entering into an assumption or substitution of liability agreement.

     (d) In connection with any assumption under this Section 4.07, no material term of the Mortgage Note (including, but not limited to, the Mortgage Interest Rate, the amount of the Monthly Payment, any interest rate floor or cap applicable to the calculation of the Mortgage Interest Rate and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall forward to the Trustee the original substitution or assumption agreement.

     (e) Notwithstanding the foregoing or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of a Mortgaged Property or any assumption of a Mortgage Loan by operation of Law that the Master Servicer in good faith determines it may be restricted by Law from preventing.


     SECTION 4.08   Property Inspections.

     The Master Servicer shall inspect or cause to be inspected each Mortgaged Property and shall verify and deliver to the Trustee a copy of a property inspection report consistent with Accepted Servicing Practices; provided that
(i) each Mortgaged Property securing a Mortgage Loan with an outstanding principal balance in excess of $_________ shall be inspected and such a property inspection report shall be delivered to the Trustee at least once a year, (ii) each Mortgaged Property securing a Mortgage Loan with a principal balance in excess of $_________ and less than or equal to $_________ shall be inspected and such a property inspection report shall be delivered to the Trustee at least once every two years, and (iii) each Mortgaged Property securing a Mortgage Loan with an outstanding principal less than or equal to $_________ shall be inspected as necessary or upon notice of any adverse event occurring with the property, and such a property inspection report shall be delivered to the Trustee. The Master Servicer shall prepare a summary of such inspection reports and deliver such summary to each Rating Agency.


     SECTION 4.09   Reports of Master Servicer.

     (a) The Master Servicer shall prepare, or cause to be prepared, and deliver to the Trustee in an electronic format agreed to by the Trustee and the Master Servicer and consistent with Accepted Servicing Practices, not later than the fourth (4th) Business Day immediately preceding each Payment Date, a copy of a Remittance Report. Such report shall be in respect of the related Remittance Period on a Mortgage Loan-by-Mortgage Loan basis to the extent applicable.

     (b) The Master Servicer shall prepare and deliver to the Trustee a copy of the Collection Account reconciliation report in a form agreed to by the Master Servicer and the Trustee on or prior to the fifteenth day of each calendar month.

     (c) [RESERVED]

     (d) The Master Servicer shall prepare and distribute all information statements relating to payments on the Mortgage Loans in accordance with all applicable federal and state laws and regulations.

     (e) The Master Servicer shall provide the Trustee with any reasonable information needed by the Trustee which is consistent with Accepted Servicing Practices with respect to the Mortgage Loans in order to allow the Trustee to comply with its obligations under this Agreement and shall provide the Special Servicer with any reasonable information needed by the Special Servicer which is consistent with Accepted Special Servicing Practices with respect to Specially Serviced Mortgage Loans and REO Mortgage Loans in order to allow the Special Servicer to comply with its obligations hereunder pursuant to Article VI.

     (f) The Master Servicer shall proceed diligently to collect all reports and other information required to be prepared and delivered by the Mortgagor pursuant to the terms of the related Mortgage Loan Documents (including, but not limited to, rent rolls) and shall forward copies of such information to the Trustee periodically as such information from Mortgagor is received or as otherwise directed by the Trustee.


     SECTION 4.10   Confirmation of Balloon Payment.

     The Master Servicer shall send a letter by first class mail to each Mortgagor on a Balloon Mortgage Loan at least six (6) months and at least three
(3) months prior to the related Maturity Date reminding such Mortgagor of such Maturity Date and requesting that not later than sixty (60) days prior to such Maturity Date such Mortgagor confirm in writing that the payment due on such Maturity Date will be made on such date and describe in reasonable detail any arrangements made or to be made with regard to the payment of such Balloon Payment.


     SECTION 4.11   Master Servicer Compensation.

     The Master Servicer shall be entitled to a per annum fee (the "Master Servicing Fee"), with respect to each Mortgage Loan, that shall be equal to one twelfth of the product of (a) the Master Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month. The Master Servicing Fee is payable to the extent permitted by
Section 4.03 hereof. The Master Servicer shall also be entitled to receive as additional servicing compensation (i) all investment income earned on amounts on deposit in the Mortgagor escrow, impound or reserve accounts (to the extent consistent with applicable law and the related Mortgage Loan Documents) and the Collection Account, (ii) all amounts collected with respect to the Mortgage Loans (that are not Specially Serviced Mortgage Loans) in the nature of late payment charges, late fees, NSF check charges (including with respect to Specially Serviced Mortgage Loans), extension fees, modification fees, assumption fees, and similar fees and charges, and (iii) any Prepayment Interest Excess (to the extent not offset against any Prepayment Interest Shortfall in accordance with Section 4.12).

     SECTION 4.12   Adjustment of Master Servicer's Compensation.

     Notwithstanding anything set forth in this Article, the Master Servicing Fee for the period ending on a Payment Date shall be reduced (but not below zero) by an amount equal to any excess of any Prepayment Interest Shortfall over any Prepayment Interest Excess for such Payment Date. The Master Servicer shall be entitled to retain on any Payment Date any excess of any Prepayment Interest Excess for such Payment Date over any Prepayment Interest Shortfall for such Payment Date.


     SECTION 4.13   Implementation of Operations and Maintenance Plans.

                  To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall use reasonable efforts to enforce any such plans in accordance in with the terms of the Mortgage Loan Document.


                                    ARTICLE V

                                   [RESERVED]


                                   ARTICLE VI

                       OBLIGATIONS OF THE SPECIAL SERVICER


     SECTION 6.01   The Special Servicer.

     The Special Servicer, as independent contract servicer, shall service and administer the Specially Serviced Mortgage Loans and REO Property on behalf of and in the best interests of and for the benefit of the Bondholders in accordance with this Agreement and Accepted Special Servicing Practices. In the event that a Mortgage Loan becomes a Specially Serviced Mortgage Loan, subject to the provisions contained in this Article VI, the Master Servicer shall continue to collect all Monthly Payments called for under the terms and provisions of the Mortgage Loan in accordance with Section 4.02, except as otherwise directed by the Special Servicer and agreed to by the Servicer in writing.

     SECTION 6.02   Transfer to Special Servicing.

     (a) The Master Servicer shall notify the Special Servicer as promptly as practicable by telephone and in an electronic format reasonably acceptable to the Master Servicer after it becomes aware of the occurrence of a Servicing Transfer Event.

     (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, promptly after the occurrence of a Servicing Transfer Event, the Master Servicer shall send a letter by first class mail (with a copy to the Special Servicer) notifying the related Mortgagor that the related Mortgage Loan has become a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Special Servicer but to continue making Monthly Payments to the Master Servicer unless otherwise directed by the Special Servicer in writing and agreed by the Master Servicer.

     (c) Not later than five (5) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall use its best efforts to provide the Special Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to each Mortgage Loan with respect to which notice is required to be delivered pursuant to clause (a) above. The Master Servicer and the Special Servicer shall take all other actions necessary or appropriate to effect a transfer of servicing pursuant to this
Section 6.02 or Section 6.10, including but not limited to the preparation, execution and delivery of any and all necessary or appropriate documents and other instruments, and will cooperate fully with each other in effecting such transfer as promptly as possible. Servicing of a Mortgage Loan shall be automatically transferred to the Special Servicer on the Servicing Transfer Date.

     (d) Following the related Servicing Transfer Date, the Master Servicer shall not have any further dealings or communications with the related Mortgagor except as administrator of the Collection Account and the escrow, impound or reserve accounts. The Master Servicer shall maintain up-to-date information on each Mortgage Loan which becomes a Specially Serviced Mortgage Loan in order to properly administer the Collection Account and the escrow, impound or reserve accounts, to enable it to resume all servicing obligations with respect to a Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan as promptly as possible pursuant to Section 6.10 and to provide any reports required under
Article IV. The Special Servicer shall promptly provide to the Master Servicer all information available to the Special Servicer and not available to the Master Servicer necessary to maintain such up-to-date information.

     (e) Promptly after the Servicing Transfer Date, the Special Servicer shall send a letter by first class mail hereto notifying the related Mortgagor that servicing has been transferred to the Special Servicer.

     (f) [RESERVED]

     (g) Following the occurrence of a Servicing Transfer Date with respect to any Mortgage Loan, the Special Servicer shall service the related Specially Serviced Mortgage Loan and REO Property in accordance with this Agreement.


     SECTION 6.03   Servicing of Specially Serviced Mortgage Loans.

     (a) Following the occurrence of a Servicing Transfer Event, the Special Servicer shall request from the Trustee the name of the current Directing Bondholder. The Trustee shall notify the Special Servicer of the identity of the current Directing Bondholder upon request. Upon receipt of the name of such current Directing Bondholder from the Trustee, the Special Servicer shall notify the Directing Bondholder of the occurrence of such Servicing Transfer Event. Servicing Officers of the Special Servicer shall, at the request of the Directing Bondholder, be reasonably available during regular business hours to discuss with such Bondholder objectives and strategies with respect to the Specially Serviced Mortgage Loans and REO Properties.

     (b) Subject to Section 6.03(c) below and Accepted Special Servicing Practices, in servicing and administering any Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall have full power and authority to do any and all things in connection with such servicing and administration that it may deem in its best judgment necessary or advisable including, without limitation, to execute and deliver on behalf of the Trustee and the Bondholders any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments with respect to such Specially Serviced Mortgage Loan or such REO Mortgage Loan or to agree to any modification, waiver or amendment of any term and to defer, reduce or forgive payment of interest and/or principal of any such Specially Serviced Mortgage Loan. The Special Servicer may not extend the scheduled maturity date of any Specially Serviced Mortgage Loan to a date later than three years prior to the Assumed Final Payment Date. The Special Servicer may from time to time request in writing any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder. If it shall make such written request, the Special Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Special Servicer. In addition to the duties and obligations set forth in this Article VI, the Special Servicer shall assume the rights and obligations of the Master Servicer set forth in (i) Section 4.07 of this Agreement with respect to any Specially Serviced Mortgage Loan (but not any liabilities incurred by the Master Servicer prior to the related Servicing Transfer Date) and (ii) Section
4.06 with respect to REO Properties. Any insurance required to be maintained by the Special Servicer with respect to REO Properties pursuant to this Section and any such Section 4.06 shall be maintained with Qualified Insurers.

     (c) No later than sixty (60) days after a Servicing Transfer Date for a Mortgage Loan, the Special Servicer shall deliver to the Trustee, the Master Servicer, each Rating Agency and the Directing Bondholder a report (the "Asset Strategy Report"), with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

      (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

     (ii) consideration of alternatives to the exercise of remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgage Loan or the related Mortgaged Property and application of the proceeds of such disposition to the outstanding principal balance of such Mortgage Loan and interest thereon, or abandonment of the related Mortgaged Property);

    (iii) a discussion of the probable time frames and estimated amount of any related Servicing Advances applicable to each of the alternatives referred to above;

     (iv) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Accepted Special Servicing Practices, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside legal counsel should be retained;

      (v) estimated budgets for any operating or capital funds expected to be required for the related Mortgaged Property;

     (vi) the most current rent roll available for and any strategy for the leasing or releasing of the related Mortgaged Property;

    (vii) the Special Servicer's analysis and recommendations (which will include a discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing under Article IV of this Agreement or otherwise realized upon; and

   (viii) such other  information  as the Special  Servicer  deems relevant   in
          light of the Accepted Special Servicing Practices.

     If within ten (10) Business Days of receiving an Asset Strategy Report, the Directing Bondholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that notwithstanding anything herein to the contrary the Special Servicer may not take and shall not be required to take any action that is contrary to applicable Law or the terms of the applicable Mortgage Loan Documents. If the Directing Bondholder disapproves such Asset Strategy Report, the Special Servicer will revise such Asset Strategy Report and deliver to the Trustee, the Directing Bondholder, the Servicer and the Rating Agencies a new Asset Strategy Report as soon as practicable. The Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c) until the Directing Bondholder shall fail to disapprove such revised Asset Strategy Report in writing within ten (10) Business Days of receiving such revised Asset Strategy Report. The Special Servicer may, from time to time, modify any Asset Strategy Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section. Notwithstanding the foregoing, the Special Servicer (i) may following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten
(10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Bondholders and it has made a reasonable effort to contact the Directing Bondholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Bondholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement the Asset Strategy Report or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Bondholders which shall include the Asset Strategy Report, and the Trustee shall send such notice to all Bondholders (or, to the extent known to the Trustee, Bond Owners). If the majority of such Bondholders (including Bond Owners), as determined by Bond Balance, fail within five (5) days of the Trustee's sending such notice to reject such Asset Strategy Report, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Bondholders, the Special Servicer shall revise such Asset Strategy Report as described above in this
Section 6.03(c). The Trustee shall be entitled to be reimbursed by the Issuer for the reasonable expenses of providing such notices.

     (d) The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with Accepted Special Servicing Practices and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report.

     (e) Upon request of any Bondholder (or any Bond Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Special Servicer and the Trustee of its interest in a Bond pursuant to Section 11.04) or any Rating Agency, the Trustee shall mail, without charge, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property.


     SECTION 6.04   Title to REO Property; Management of REO Property.

     (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Issuer on behalf of the Bondholders. In accordance with Section 6.05, and subject to all applicable terms and conditions of the Indenture, the Special Servicer, on behalf of the Bondholders and, subject to the lien of the Indenture, the Issuer, shall sell any REO Property as promptly as possible within a commercially reasonable time period. Subject to the foregoing, the Special Servicer shall solicit offers for any REO Property in such manner as will be reasonably likely to realize a fair price for such REO Property.

     (b) The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the reasonable good faith judgment of the Special Servicer as to which means would be in the best interest of the Bondholders and the Issuer (as a collective whole) and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective REO Property under the same circumstances.

     (c) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Bondholders and, subject to the lien of the Indenture, the Issuer solely for the purpose of its prompt disposition and sale in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective REO Property under the same circumstances Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary to pay all Property Protection Expenses

     To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) through
(iv) above with respect to such REO Property, the Special Servicer shall advance such amounts as are necessary for such purposes unless (as evidenced by an Officer's Certificate delivered to the Trustee) the Special Servicer would not make such advances if the Special Servicer owned such REO Property or the Special Servicer determines, in its reasonable good faith judgment, that such advances would be Nonrecoverable Servicing Advances; provided, however, that the Special Servicer may make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings.

     [(d) The Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

      (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

     (ii) the fees of such Independent Contractor (which shall be expenses payable out of the Trust Estate) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

    (iii) any such contract shall require, or shall be administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in
          Section 3.17(b) above, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

     (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property;

      (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property; and

     (vi) such Independent Contractor is acceptable to each Rating Agency, and such appointment will not result in a qualification, downgrading or withdrawal of any of the ratings then assigned to the Bonds by such Rating Agency (as evidenced in writing by each such Rating Agency).

     The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. To the extent the costs of any contract with any Independent Contractor for the operation and management of any REO Property are greater than the revenues available from such property, such excess costs shall be covered by, and be reimbursable as, a Servicing Advance.]


     SECTION 6.05   Sale of REO Property and Specially Serviced Mortgage Loans.

     Subject to terms of the related Asset Strategy Report, to the extent the conditions, procedures or requirements set forth therein are more restrictive or exacting than those set forth below, each Special Servicer agrees as follows:

     (a) The Special Servicer may purchase any Defaulted Mortgage Loan or any REO Property (in each case at the Purchase Price therefor). The Special Servicer may also offer to sell to any Person any Defaulted Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with Accepted Special Servicing Practices that such a sale would be in the best economic interests of the Bondholders. The Special Servicer shall give the Trustee and the Master Servicer not less than five Business Days' prior written notice of the Purchase Price and its intention to (i) purchase any Defaulted Mortgage Loan or REO Property at the Purchase Price therefor or (ii) sell any Defaulted Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Defaulted Mortgage Loan or any REO Property in an amount at least equal to the Purchase Price therefor.

     In the absence of any such offer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price for such Defaulted Mortgage Loan or REO Property, if the highest offeror is a Person other than an Interested Person, or if such price is determined to be such a price by the Trustee, if the highest offeror is an Interested Person. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

     The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with Accepted Special Servicing Practices, that rejection of such offer would be in the best interests of the Bondholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with Accepted Special Servicing Practices, that acceptance of such offer would be in the best interests of the Bondholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable).

     (b) In determining whether any offer received from an Interested Person represents a fair price for any Defaulted Mortgage Loan or any REO Property, the Trustee and the Special Servicer may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters retained by the Trustee at the expense of the Issuer. In determining whether any offer constitutes a fair price for any Defaulted Mortgage Loan or any REO
Property, the Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the physical condition of the related Mortgaged Property or such REO Property and the state of the local economy.

     (c) Subject to Accepted Special Servicing Practices, the Special Servicer shall act on behalf of the Issuer in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Defaulted Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Issuer, the Mortgage Loan Seller, any Servicer, or the Issuer (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Issuer) and, if consummated in accordance with the terms of this Agreement, none of the Servicers, the Issuer, the Mortgage Loan Seller, nor the Trustee shall have any liability to the Issuer or any Bondholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

     (d) The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited into the Collection Account.


     SECTION 6.06   REO Account; Collection of REO Proceeds.

     (a) The Special Servicer shall establish or cause to be established, and hereby agrees to maintain or cause to be maintained for the duration of this Agreement for each REO Mortgage Loan, an REO Account into which all related REO Proceeds shall be deposited as and when received. Each of the Special Servicer's REO Account shall be an Eligible Account.

     (b) All funds deposited by the Special Servicer in any REO Account maintained hereunder shall be held for the benefit of the Bondholders until disbursed or withdrawn in accordance herewith. Funds in such REO Account shall not be commingled with any other moneys. The Special Servicer shall, within five
(5) Business Days of the establishment thereof, notify the Master Servicer and the Trustee in writing of the location and the account number of the REO Account established by the Special Servicer for the Mortgage Loans and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change.

     (c) Funds in an REO Account may be invested by, at the risk of, and for the benefit of, the Special Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Special Servicer (in its capacity as such and for the benefit of the Bondholders) or its nominee. All income therefrom shall be the property of the Special Servicer. In addition, if the amounts in any REO Account are invested for the benefit of the Special Servicer, the Special Servicer shall deposit on each Determination Date into such REO Account out of its own funds an amount representing any net losses realized on the Permitted Investments with respect to funds in such REO Account for such Remittance Period.

     (d) The Special Servicer shall deposit or cause to be deposited any REO Proceeds into the applicable REO Account within one Business Day after receipt. The Special Servicer shall withdraw therefrom funds necessary for the proper operation, management, and maintenance of any REO Property, including any Property Protection Expenses. To the extent such REO Proceeds are insufficient for the purposes set forth in the preceding sentence, the Master Servicer shall make a Servicing Advance for the amount of such shortfall. The Special Servicer shall remit to the Master Servicer for deposit into the Collection Account on a monthly basis prior to the related Remittance Date the REO Proceeds collected with respect to the related REO Property, net of withdrawals made by the Special Servicer pursuant to this Section 6.06(d); provided, that for the purpose of determining the amount of any such remittance, the Special Servicer may retain in such REO Account reasonable reserves for Property Protection Expenses.

     (e) Except as expressly permitted or required hereunder, the Special Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to any REO Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.


     SECTION 6.07   Remittances to Master Servicer.

     Any collections received in respect of a Mortgage Loan, other than REO Proceeds, shall be remitted to the Master Servicer within one Business Day of receipt for deposit into the Collection Account established and maintained by the Master Servicer for the duration of this Agreement pursuant to Section 4.02 of this Agreement.

     SECTION 6.08 Specially Serviced Mortgage Loan Status Reports and Other Reports.

     (a) The Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and the Rating Agencies, via facsimile (with a hard copy sent on the same day by first-class mail and in electronic format reasonably acceptable to the Master Servicer, the Rating Agencies and the Trustee and consistent with Accepted Special Servicing Practices) not later than the fourth (4th) Business Day immediately preceding each Payment Date, a copy of a Specially Serviced Mortgage Loan and REO Property status report in a form agreed to by the Master Servicer and the Trustee (the "Specially Serviced Mortgage Loan Status Report"), with respect to each
Specially Serviced Mortgage Loan and REO Mortgage Loan, respectively. In addition, upon the occurrence of a Collateral Value Adjustment Event or Liquidation Event from which a Collateral Value Adjustment, Realized Loss or Collateral Value Adjustment Reduction Amount has resulted, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Trustee and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail or in electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Special Servicing Practices) not later than the fourth (4th) Business Day immediately preceding each Payment Date, an Officers' Bond setting forth (i) the event which gave rise to such Collateral Value Adjustment or Realized Loss and (ii) the amount of such Collateral Value Adjustment, Realized Loss or Collateral Value Adjustment Reduction Amount.

     (b) On or prior to the fifteenth day of each calendar month the Special Servicer shall validate and deliver to the Master Servicer a copy of the bank statement for the prior calendar month related to each REO Account and an REO Account reconciliation report in the form mutually agreed to by the Master Servicer and Trustee showing for the period from the day after the second preceding Remittance Date through the immediately preceding Remittance Date (or since the related Servicing Transfer Date, in the case of the first of such reports), the aggregate of deposits into and withdrawals from such funds or accounts in accordance with this Agreement.

     (c) Upon prior request of a Rating Agency or written request of the Master Servicer, the Trustee, or the Issuer, the Special Servicer shall prepare such other reasonable reports as may be requested in writing thereby. The Special Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Special Servicer of preparing such other reports (except that no charges will be assessed for costs of such reports requested by a Rating Agency) and such fee shall be paid by the Master Servicer to the Special Servicer as a Servicing Advance pursuant to this Agreement.


     SECTION 6.09   Environmental Considerations.

     (a) The Special Servicer shall not obtain title for the Issuer to a Mortgaged Property as a result or in lieu of foreclosure or otherwise, nor shall otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Issuer, the Trustee, the Master Servicer, the Special Servicer or the Bondholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Special Servicer has also previously determined, in accordance with Accepted Special Servicing Practices, based on a "Phase I", and, if applicable, a "Phase II" environmental site assessment report prepared by a Person who regularly conducts environmental audits as determined by such Special Servicer in a manner consistent with Accepted Special Servicing Practices, that:

    (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

     (ii) there are no circumstances present on such Mortgaged Property relating to the use, management, storage or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

if the Special Servicer has so determined based on satisfaction of the criteria in clauses (i) and (ii) above that it would be in the best economic interest of the Bondholders to take any such actions, the Special Servicer has notified the Trustee and the Master Servicer in writing of such proposed action. The Special Servicer shall provide a copy of the report described in the preceding sentence to the Trustee, the Master Servicer and the Directing Bondholder. If within ten
(10) Business Days of receiving such recommendation, the Directing Bondholder does not disapprove such recommendation in writing the Special Servicer shall implement the recommended action. If the Directing Bondholder disapproves such recommendation, the Special Servicer shall revise such recommendation and deliver to the Trustee, the Directing Bondholder and the Master Servicer a new recommendation as soon as practicable. The Special Servicer shall revise such recommendation as described above in this Section 6.09(a) until the Directing Bondholder shall fail to disapprove such revised recommendation in writing within ten (10) Business Days of receiving such revised recommendation. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action it has recommended before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Bondholders and it has made a reasonable effort to contact the Directing Bondholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Bondholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement its recommendations or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Bondholders, which shall include the Special Servicer's recommendation, and the Trustee shall send such notice to all Bondholders (or, to the extent known to the Trustee, Bond Owners). If the majority of such Bondholders (including Bond Owners), as determined by Bond Balance, fail within five (5) days of the Trustee's sending such notice to reject such recommendation, the Special Servicer shall implement the same. If such recommendation is rejected by the Bondholders, the Special Servicer shall not take any action so recommended and shall prepare a new recommendation. The cost of preparation of any environmental assessment and the cost of any compliance, containment, clean-up or remediation shall be deemed to be a Property Protection Expense paid by the Master Servicer as a Servicing Advance.

     (b) If the Special Servicer determines, pursuant to subsection (a) above, that taking such actions as are necessary to bring any such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous
Materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions, the Special Servicer shall notify the Directing Bondholders, Trustee and the Master Servicer of such determination and recommend such action as it deems in good faith to be in the best economic interests of the Bondholders. If within ten
(10) Business Days of receiving such recommendation, the Directing Bondholder does not disapprove such recommendation in writing the Special Servicer shall implement the recommended action. If the Directing Bondholder disapproves such recommendation, the Special Servicer will revise such recommendation and deliver to the Trustee, the Directing Bondholder and the Master Servicer a new recommendation as soon as practicable. The Special Servicer shall revise such recommendation as described above in this Section 6.09(b) until the Directing Bondholder shall fail to disapprove such revised recommendation in writing within ten (10) Business Days of receiving such revised recommendation. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action it has recommended before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Bondholders and it has made a reasonable effort to contact the Directing Bondholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Bondholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement its recommendations or notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Bondholders, which shall include the Special Servicer's recommendation, and the Trustee shall send such notice to all Bondholders (or, to the extent known to the Trustee, Bond Owners). If the majority of such Bondholders (including Bond Owners), as determined by Bond Balance, fail within five (5) days of the Trustee's sending such notice to reject such recommendation, the Special Servicer shall implement the same. If such recommendation is rejected by the Bondholders, the Special Servicer shall not take any action so recommended.

     (c) Notwithstanding the foregoing,  the Special Servicer shall not take any
action   pursuant  to  this   Section  6.09  except  in   connection   with  the
implementation of an Asset Strategy Report pursuant to Section 6.03(c).


     SECTION 6.10   Restoration of Specially Serviced Mortgage Loans.

     (a) Upon determining with respect to a Specially Serviced Mortgage Loan that (i) three consecutive Monthly Payments on a Specially Serviced Mortgage Loan have been made in accordance with the terms of the related Mortgage Note (taking into account any grace periods contained therein), (ii) such Mortgage Loan is current as to payments of principal and interest and (iii) no Servicing Transfer Event is continuing, the Special Servicer shall immediately give written notice thereof to the Master Servicer and the Trustee.

     (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after notice has been given pursuant to subsection (a) above, the Special Servicer shall send a letter by first class mail, with a copy to the Master Servicer, notifying the related Mortgagor that such Mortgage Loan has ceased being a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Master Servicer.

     (c) In the event that a Specially Serviced Mortgage Loan ceases to be such pursuant to this Section 6.10, not later than five (5) Business Days after notice has been given in (a) above, the Special Servicer shall use its best efforts to provide the Master Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to such Mortgage Loan. Upon receipt of such notice and all information, documents and records by the Master Servicer pursuant to this Section 6.10 hereof, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan shall terminate, and all duties and obligations of the Master Servicer with respect to such Mortgage Loan to the extent set forth herein previously undertaken by the Special Servicer shall be resumed by the Master Servicer.


     SECTION 6.11   Removal of Special Servicer.

     The Special Servicer may be removed without cause at any time by the Holders of a majority of the Voting Rights in the fewest number of classes of Bonds representing the most subordinate Class of Bonds that equal at least a ___% interest therein (the "Controlling Bondholder"). Such determination shall be evidenced by written notice to the Trustee and each Servicer from the Controlling Bondholders. The Special Servicer shall not be removed until a successor shall have been appointed and shall be in the position to assume such obligations hereunder. The Special Servicer shall cooperate in good faith with the successor Special Servicer to minimize the number and severity of disruptions to the servicing of the Specially Serviced Mortgage Loans as a result of such removal. No successor Special Servicer shall be appointed until the Trustee receives written confirmation from each of the Rating Agencies that such appointment will not result in a withdrawal, downgrade or qualification of the then current rating on the Bonds.


     SECTION 6.12   Special Servicer Compensation.

     Each Special Servicer shall be entitled to reasonable compensation for services rendered by it hereunder on each Remittance Date from amounts in the Collection Account in an amount (the "Special Servicing Fee") equal to one-twelfth of the product of (a) ____% per annum calculated on the basis of twelve 30-day months and a 360-day year and (b) the Stated Principal Balance of each Specially Serviced Mortgage Loan or REO Mortgage Loan as of the Due Date in the preceding calendar month. The Special Servicer will also be entitled to receive with respect to any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated, in addition to the Special Servicing Fee, a disposition fee (the "Disposition Fee") equal to ____% of the net proceeds of the sale or liquidation of any Specially Serviced Mortgage Loan or REO Property. The Special Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in any REO Account, and (ii) all amounts collected with respect to the Specially Serviced Mortgage Loans in the nature of late payment charges, late fees, assumption fees, modification fees, extension fees or similar items (other than default interest).


     SECTION 6.13   Collateral Value Adjustments.

     (a) Within 30 days of a Required Appraisal Date for any Mortgage Loan, the Special Servicer shall obtain an appraisal for the related Mortgaged Property from an independent MAI appraiser at the expense of the Issuer (except if an appraisal has been conducted within the 12 month period preceding such event).

     (b) Until such time as the related Collateral Value Adjustment is reduced to zero, within 30 days of each anniversary of a Required Appraisal date for any Mortgage Loan, the Special Servicer shall order an update of the prior appraisal for the related Mortgaged Property (the cost of which will be a Servicing Advance of the Special servicer).

     (c) The Special Servicer shall determine and report to the Trustee and the Master Servicer any appraisal value obtained pursuant to clause (a) or (b) above and will adjust the amount of the Collateral Value Adjustment in accordance therewith.


                                   ARTICLE VII

                  OBLIGATIONS OF THE INDENTURE TRUSTEE; REPORTS

     SECTION 7.01   Statements to Bondholders.

     (a) On each Payment Date, based on and to the extent of information provided by the Servicer, the Trustee shall furnish to each Bondholder and each Bond Owner which shall have certified to the Trustee that it is a Bond Owner, to the Issuer, the Servicer, and to each Rating Agency the following reports setting forth certain information with respect to the Mortgage Loans and the Bonds.

     (1) A statement setting forth the following: (i) the amount of distributions, if any, made on such Payment Date to the holders of each Class of Bonds applied to reduce the respective Class Balances thereof, (ii) with respect to each Class of Bonds, the amount of distributions allocable to interest accrued at the respective Bond Interest Rates and the amount, if any, by which such distribution was reduced by Prepayment Interest Shortfalls, Realized Losses of interest, other interest shortfalls or accruals on outstanding Collateral Value Adjustments, (iii) the number of outstanding Mortgage Loans and the aggregate Stated Principal Balance of the Mortgage Loans at the close of business on the last day of the related Remittance Period; (iv) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent one month,
(b) delinquent two months, (c) delinquent three or more months, or (d) as to which foreclosure proceedings have commenced; (v) with respect to any REO Property included in the Trust Estate, details pertaining to each individual REO Property including the loan number of the related REO Mortgage Loan, the unpaid principal balance of the related REO Mortgage Loan (and all REO Mortgage Loans in the aggregate), the date that such Mortgaged Property became an REO Property, the book value of such REO Property (which will equal the unpaid principal balance of such Mortgage Loan at the time of foreclosure) and any net income received on such REO Property during the related Remittance Period; (vi) with respect to any REO Property sold or otherwise disposed of during the related Remittance Period, the amount of sale proceeds and other amounts, if any, received in respect of such REO Property during the related Remittance Period;
(vii) as to any Mortgage Loan repurchased by the Issuer or otherwise liquidated during the related Remittance Period, the loan number thereof and the amount of the proceeds of such repurchase or other liquidation; (viii) the aggregate Class Balance of each Class of Bonds before and after giving effect to the distributions made on such Payment Date, separately identifying any reduction in the class Balance of each such Class due to Realized Losses; (ix) the aggregate amount of unscheduled principal collections made during the related Remittance Period and the cumulative amount of such collections including such Remittance Period, (x) the Bond Interest Rate applicable to each Class of Bonds for such Payment Date, (xi) the aggregate amount of servicing compensation retained by or paid to each Servicer during the related Remittance Period; (xii) the amount of Realized Losses, shortfalls, and/or expenses, if any, incurred with respect to the Mortgage Loans during the related Remittance Period; (xiii) the aggregate amount of P&I Advances and other advances outstanding that have been made by each of the Servicers or the Trustee, (xiv) the amount of any Collateral Value Adjustments effected during the related Remittance Period, and the total of Collateral Value Adjustments as of such Payment Date on a loan-by-loan basis, and (xv) the amount of Prepayment Interest Excess and an accounting as to the manner in which the same was allocated pursuant to this Agreement. In the case of information pursuant to subclauses (i), (ii) and (xi) above, the amounts shall be expressed in the aggregate for all Bonds and in amounts allocable per $1,000 of Bond denomination.

     (2) A report containing information regarding the Mortgage Loans as of the end of the related Remittance Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in the Prospectus Supplement prepared in connection with the initial offering of the Bonds in the tables under the caption "Description of the Mortgage Pool -- Certain Characteristics of the Mortgage Loans" (calculated where applicable on the basis of the most recent relevant information provided by the Mortgagors to the Servicers and by the Servicers to the Trustee) and such information shall be presented in a tabular format substantially similar to the format utilized in the Prospectus Supplement under such caption.

     (3) Other reports containing loan-by-loan information relating to Mortgage Loans that (i) have not made the most recent monthly payment then due, (ii) have been classified as Specially Serviced Mortgage Loans or (iii) that have experienced a Realized Loss.

     The Trustee currently makes such reports available to the designated parties by mail or through an automated facsimile system that can be accessed by dialing __________ from any touch-tone telephone.

     In addition, the Trustee shall make available Mortgage Loan information as presented in the CSSA-100 format (or such other industry standard that may be in effect from time to time) through electronic transmission by no later than the Payment Date in __________ to each Bondholder, the Issuer, the Servicers, each Rating Agency (and any other parties reasonably designated by the Issuer or a Bondholder), an electronic file that includes the following information on a loan-by-loan basis: loan number, location, Stated Principal Balance, Mortgage Interest Rate, paid-through date, maturity date, scheduled interest due, scheduled principal due, unscheduled principal collections, loan status and other related information.

     Upon request of any Bondholder (or any Bond Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Trustee of its interest in a certificate pursuant to Section 11.04) or any Rating Agency, the Trustee shall mail, without charge, to the address specified in such request, a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property. In addition, upon receipt of a written request of any Bondholder (or any Bond Owner, if applicable, which shall have provided the Trustee with evidence satisfactory to the Trustee of its interest in a certificate pursuant to Section 11.04) for a copy of any report required to be prepared by the Master Servicer herein, the Trustee shall forward such written request to the Master Servicer. To the extent such report is available to the Master Servicer, the Master Servicer shall deliver a copy thereof to the Trustee for delivery to the requesting Bondholder (or Bond Owner) at the address specified in such request. The request, reproduction and delivery of such report, shall be at the expense of the requesting Bondholder (or Bond Owner).

     (b) The Trustee covenants to furnish or cause to be furnished, promptly upon the written request of any Bondholder (or a Bond Owner which shall have certified to the Trustee that it is a Bond Owner of any such Class pursuant to
Section 11.04) of a Class E or Class F Bond reasonably current Rule 144A Information (as defined below) to such Bondholder or to a prospective transferee of such a Bond (or interests in such Bond) designated by such Bondholder, as the case may be, in connection with the resale of such Bond or such interests by such Bondholder pursuant to Rule 144A. "Rule 144A Information" shall mean the information specified in Rule 144A(d)(4)(i) and (ii) under the 1933 Act. The Trustee shall advise the Master Servicer of any request by a Bondholder and shall consult with the Master Servicer as to the information to be supplied. Based upon such consultation and to the extent the Trustee is not in possession of reasonably current Rule 144A Information on the date of any such request, the Master Servicer shall, upon request from the Trustee, promptly provide the Trustee with reasonably current Rule 144A Information to the extent reasonably available. The Trustee and the Master Servicer may place its disclaimer on any such Rule 144A Information to the extent it is not the source of such information.

     (c) Neither Servicer shall be responsible for the accuracy or completeness of any information supplied to it by a Mortgagor or third party for inclusion in any report or information furnished or provided by the Master Servicer, the Special Servicer or the Trustee hereunder to the extent such information has been collected and received in accordance with Accepted Servicing Practices or Accepted Special Servicing Practices, as applicable.

     In addition to the other reports and information made available and distributed to the Issuer, the Trustee or the Bondholders pursuant to other provisions of this Agreement, each Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (except with respect to the Trustee, which may include the requirement that an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to such Servicer for any liability or damage that may arise therefrom, be executed to the extent such Servicer deems such action to be necessary or appropriate), also make available any information relating to the Mortgage Loans, the Mortgaged Properties or the Mortgagors for review by the Issuer, the Trustee, the Bondholders, each Rating Agency and any other Persons to whom such Servicer believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by the Mortgage Loan Documents.

     Copies of any and all of the foregoing items shall be available from the Master Servicer, the Special Servicer or the Trustee, as applicable, upon request (subject to the exception in the preceding sentence). The Master Servicer, the Special Servicer and the Trustee shall be permitted to require payment (other than from a Rating Agency) of a sum sufficient to cover the reasonable costs and expenses incurred by it in providing copies of or access to any information requested in accordance with the previous sentence.

     (d) The Trustee shall mail or otherwise provide to any Person requesting a copy of the reports delivered to Bondholders pursuant to the first paragraph of clause (a) above, a copy of such reports. The Trustee shall be entitled to charge such Person a nominal fee to cover the cost of such mailing.

     (e) The Trustee is hereby authorized to furnish, to Bondholders and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, any Mortgaged Property or the Issuer as may be provided to it by the Issuer, the Master Servicer or Special Servicer or gathered by it in any investigation or other manner from time to time, provided that (A) any such Additional Information shall only be furnished with the consent or at the request of the Issuer, (B) the Trustee shall be entitled to indicate the source of all information furnished by it and the Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (including any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection assembly, reproduction or delivery of any such Additional Information and (D) the Trustee shall be entitled to distribute or make available such information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement that provides such information shall be used solely for purposes of evaluating the investment characteristics or valuation of the Bonds be executed by the recipient). Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Trustee shall be entitled (but not required) to require that any consent, direction or request given to it pursuant to this clause (e) be made in writing.

     Furthermore, the Trustee will supply to any Bondholder so requesting by telephone the Bond Interest Rates on any Class of Bonds for the current and the immediately preceding Interest Accrual Periods.


     SECTION  7.02  Distribution  of  Reports  to the  Trustee  and the  Issuer;
                    Advances.

     On or prior to each Remittance Date, the Master Servicer shall furnish a written statement (and an electronic data file reasonably satisfactory to the Master Servicer and the Trustee) setting forth (i) the amounts available for deposit into the Bond Account and (ii) the amounts of any P&I Advances required to be made by the Master Servicer in connection with the related Payment Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification. To the extent such statement indicates one or more delinquencies in connection with which a related P&I Advance was not made by the Master Servicer, the Trustee shall commence an evaluation of whether a P&I Advance by the Trustee may be required and whether it would be a
Nonrecoverable Advance; provided, however, that notwithstanding such examination, the Trustee shall have no responsibility for reviewing or confirming any decision made with respect to a P&I Advance by a Servicer. The Master Servicer shall promptly upon request provide to the Trustee such information as the Master Servicer may have to enable the Trustee to make such determination.

     In the event that the Master Servicer determines as of the Business Day preceding the Remittance Date that it will be unable to deposit in the Bond
Account an amount equal to the P&I Advance required to be made for the immediately succeeding Payment Date, it shall give written notice to the Trustee of its inability to advance (such written notice may be given by telecopy), not later than 3:00 P.M., New York City time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 4:00 P.M., New York City time, on such Remittance Date the Trustee shall, unless by 3:00 P.M., New York City time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Bond Account such portion of the amount of such P&I Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence deposit in the Bond Account on such Remittance Date an amount equal to such P&I Advance to the extent it determines it is not a Nonrecoverable Advance (but not Servicing Advances) for such Payment Date; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make such Advances, then the Trustee shall not be obligated to make such Advances.

     Notwithstanding anything herein to the contrary, the Trustee not shall be required to make a Nonrecoverable Advance, and shall not be required to make a P&I Advance with respect to a Balloon Payment. The Trustee shall be entitled to interest on any P&I Advance made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Trustee is reimbursed for such P&I Advance pursuant to this Agreement. Notwithstanding any other provisions contained herein to the contrary, the Trustee shall be reimbursed for any P&I Advances, together with interest thereon at the Advance rate, prior to the Servicers.

     The Trustee  shall  deposit all funds it receives  pursuant to this Section
7.02 into the Bond Account.


     SECTION  7.03  Allocations  of  Realized   Losses  and   Collateral   Value
                    Adjustments.

     On or prior to the fourth Business Day immediately preceding the applicable Payment Date, the Master Servicer shall determine and communicate to the Trustee the total amount of Realized Losses and Collateral Value Adjustment, if any, that resulted during the related Remittance Period. As soon as practicable following the occurrence of a Collateral Value Adjustment Event with respect to any Mortgage Loan (taking into account the time period necessary for the Master Servicer to obtain the Independent MAI appraisal for such purpose), the Master Servicer shall make a Collateral Value Adjustment determination with respect to such Mortgage Loan. The amount of each Realized Loss or Collateral Value Adjustment shall be evidenced by an Officers' Bond. All Realized Losses and Collateral Value Adjustments shall be allocated by the Trustee as follows in reduction of the related Class Balance: first, to the Class F Bonds until the Class Balance thereof has been reduced to zero; second, to the Class E Bonds until the Class Balance thereof has been reduced to zero; third, to the Class D Bonds until the Class Balance thereof has been reduced to zero; fourth, to the Class C Bonds until the Class Balance thereof has been reduced to zero; fifth, to the Class B Bonds until the Class Balance thereof has been reduced to zero, and the remainder of such Realized Losses and Collateral Value Adjustments to the Class A-1 and Class A-2 Bonds, pro rata, until their respective Class Balances have been reduced to zero. Amounts allocated to reduce the related Class Balance shall also reduce such Class' Voting Rights in proportion to the other Classes of Bonds.


                                  ARTICLE VIII

                                   THE ISSUER

     SECTION 8.01   Liability of the Issuer.

     The Issuer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Issuer herein.


     SECTION 8.02   Merger, Consolidation or Conversion of the Issuer.

     Subject to the following paragraph, the Issuer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Bonds or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Issuer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Issuer, shall be a party, or any Person succeeding to the business of the Issuer, shall be the successor of the Issuer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


     SECTION 8.03   Limitation on Liability of the Issuer and Others.

     Neither the Issuer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer or the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Issuer or any such Person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of duties. The Issuer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Issuer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not involve it in any expense or liability.


                                   ARTICLE IX

                                     DEFAULT

     SECTION 9.01   Events of Default.

     "Event of Default", wherever used herein, means with respect to any Servicer any one of the following events:

      (i) with respect to the Master Servicer, failure to remit when due to the Trustee for deposit into the Bond Account any amount (other than a P&I Advance) required to be remitted under the terms of this Agreement; with respect to the Special Servicer, failure to advance or remit to the Master Servicer or the Master Servicer, as required hereunder, any amount required to be advanced or remitted under the terms of this Agreement within one Business Day of the date required pursuant to the terms of this Agreement; or

     (ii) any failure on the part of such Servicer duly to observe or perform in any respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement which materially and adversely affects the interests of the Bondholders and which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Issuer or the Trustee, or to such Servicer (with a copy to the Issuer, the Trustee, and the other Servicer) by the Holders of Bonds entitled to at least 25% of the Voting Rights of any Class affected thereby; or

    (iii) any breach of the representations and warranties contained in Section 2.03(b) which materially and adversely affects the interests of the Bondholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Issuer or the Trustee or to such Servicer (with a copy to the Issuer, the Trustee and the other Servicer) by the Holders of Bonds entitled to at least 25% of the Voting Rights of any Class affected thereby; or

     (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

      (v) such Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, such Servicer or of, or relating to, all or substantially all of the property of Servicer; or

     (vi) such Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

    (vii) any notice from each Rating Agency with respect to such Servicer that if such Servicer were to remain in such capacity, a qualification, withdrawal or downgrade of any rating on the Bonds would result; or

   (viii) any failure by the Master Servicer to make a P&I Advance required pursuant to Sections 4.05 and 7.02 hereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Bonds entitled to, at least 25% of all of the Voting Rights, the Trustee shall, by notice in writing to such Servicer, with a copy of such notice to the Issuer, subject to Section 13.12, terminate all of the rights and obligations of such Servicer as such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by such Servicer of such written notice, all authority and power of the such Servicer under this Agreement, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee or another successor Servicer designated by the Trustee with all documents and records requested by it to enable it to assume such Servicer's functions hereunder, and to cooperate with the Trustee in effecting the termination of such Servicer's responsibilities and rights hereunder. Any cost or expenses in connection with any actions to be taken by a Servicer that is being terminated pursuant to this
Section 9.01 shall be borne by the Servicer that is being terminated and to the extent not paid by the Servicer that is being terminated, such expense shall be borne by the Issuer and shall not be an expense of any successor Servicer. Subject to Section 11.01(c)(iv), for purposes of this Section 9.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof, or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Bonds, the Issuer or this Agreement.


     SECTION 9.02   Trustee to Act; Appointment of Successor.

     On and after the time a Servicer receives a notice of termination pursuant to Section 9.01, the Trustee shall be the successor in all respects to such Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Servicer by the terms and provisions hereof provided, further, that any failure to perform such duties or responsibilities caused by such Servicer's failure to provide information or monies required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of such Servicer or for any losses incurred by such Servicer hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to the servicing fees and all funds relating to the Mortgage Loans which such Servicer would have been entitled to if such Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Bonds entitled to at least more than 25% of all of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution with (a) a net worth at the time of such appointment of at least $15,000,000 and (b) whose appointment will not result in a downgrade, withdrawal or qualification of the rating on any Class of Bonds by any Rating Agency as evidenced in writing, to act as a successor to such Servicer pursuant to Section 13.12 of this Agreement. Pending appointment of a successor to such Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under this Agreement.


     SECTION 9.03   Notification to Bondholders.

     (a) Upon any such termination pursuant to Section 9.01 above, any appointment of a successor to the Master Servicer pursuant to Section 9.02, or any appointment of a successor Special Servicer pursuant to Section 13.12, the Trustee shall give prompt written notice thereof to Bondholders and each Rating Agency at their respective addresses appearing in the Bond Register.

     (b) Not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and not more than five (5) days after a Responsible Officer becomes aware of the occurrence of such event, the Trustee shall transmit by mail to the Issuer and all Bondholders notice of such occurrence, unless such default shall have been cured or waived.


     SECTION 9.04   Waiver of Events of Default.

     The Holders representing at least 66-2/3% of the Voting Rights exclusive of any Bonds owned by either the Servicer or an affiliate thereof evidenced by all Classes of Bonds affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i) or clause (viii) of Section 9.01 may be waived only by all of the Bondholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder, except that no Event of Default under Section 9.01(viii) shall be deemed so waived or cured unless and until the Trustee has been reimbursed in full for all P&I Advances, together with interest thereon at the Advance Rate, which it may have made hereunder. The Trustee shall be entitled to reimbursement from the Issuer for any expenses incurred by the Trustee or successor Servicer in connection with assuming the duties of a Servicer following the occurrence of an Event of Default if following the termination of such Servicer pursuant to this Agreement, the Bondholders elect to waive such Event of Default and reinstate the terminated Servicer. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 9.04, Bonds registered in the name of the Issuer or any Affiliate of the Issuer shall be entitled to Voting Rights with respect to the matters described above.


     SECTION 9.05   Additional Remedies of Trustee Upon Event of Default.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Sections 9.01 and 9.02, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Bondholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


                                    ARTICLE X

                                   [RESERVED]


                                   ARTICLE XI

                   MONITORING BONDHOLDER; DIRECTING BONDHOLDER


     SECTION 11.01  Monitoring Bondholders and Directing Bondholder.

     (a) Each Monitoring Bondholder is hereby deemed to have agreed by virtue of its purchase of a Bond to provide its name and address to the Trustee and to notify the Trustee of the transfer of any Bond of a Monitoring Class the selection of a Directing Bondholder or the resignation or removal thereof. The Directing Bondholder is hereby deemed to have agreed by virtue of its purchase of a Bond to notify the Trustee when such Bondholder is appointed Directing Bondholder and when it is removed or resigns. Notwithstanding any other provisions contained herein, the Trustee shall be required to give any notice, direction or information with respect to any Monitoring Bondholder or Directing Bondholder only to the extent the Trustee received the relevant information, as set forth in this Section 11.01(a).

     (b) Within thirty (30) days of the Delivery Date, the Trustee shall notify the Monitoring Bondholders that they may select a Directing Bondholder for purposes of Sections 6.03 and 6.11 of this Agreement. Such notice shall set forth the process established by the Trustee in order to select a Directing Bondholder.

     (c) A "Monitoring Class" as of any time of determination shall be the following Class or Classes of Bonds:

      (i) if the Class outstanding with the most subordinate Class of Bonds represents at least __% by Class Balance of all the Bonds, such Class only;

     (ii) otherwise, each Class, in reverse order of seniority, but only to the extent necessary to represent, in the aggregate, at least __% by Class Balance of all the Bonds.

     (d) Once a Directing Bondholder has been selected pursuant to clause (b) above, each of the Servicer, the Issuer, the Trustee and each other Bondholder (or Bond Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Monitoring Bondholders, by Bond Balance, or such Directing Bondholder shall have notified the Trustee and each other Monitoring Bondholder, in writing, of the resignation of such Directing Bondholder or the selection of a new Directing Bondholder. Upon the resignation of a Directing Bondholder, the Trustee shall request the Monitoring Bondholders to select a new Directing Bondholder.

     (e) Within two (2) Business Days (or as soon thereafter as practicable if Monitoring Bonds are held as Book-Entry Bonds) of receiving a request from the Special Servicer pursuant to Section 6.03(a) the Trustee shall deliver to the Special Servicer and the Master Servicer a list of each Monitoring Bondholder and the Directing Bondholder including names and addresses. In addition to the foregoing, within two (2) Business Days of receiving notice of the selection of a new Directing Bondholder or the existence of a new Monitoring Bondholder, the Trustee shall notify the Special Servicer.

     (f) If at any time a Book-Entry Bond belongs to a Monitoring Class, the Trustee shall notify the related Bondholders (through the Depository, unless the Trustee shall have been previously provided with the name and address of the related Bond Owner) of such event and shall request that it be informed of any change in the identity of the related Bond Owner from time to time.

     (g) Until it receives notice to the contrary each of the Servicers and the Trustee shall be entitled to rely on the most recent notification with respect to the identity of the Monitoring Bondholders and the Directing Bondholder.


     SECTION 11.02  Powers of Attorney.

     The Trustee shall execute and deliver any powers of attorney prepared and delivered to it by each Servicer pursuant to Sections 4.01(b) and 6.03(b). Each Servicer hereby agrees to indemnify and hold harmless the Trustee for all liabilities, costs and expenses incurred by the Trustee in connection with the negligent or willful misuse of any such power of attorney by such Servicer.


                                   ARTICLE XII

                                   TERMINATION


     SECTION 12.01  Termination Upon Liquidation of All Mortgage Loans

     (a) The respective obligations and responsibilities under this Agreement of the Issuer, the Master Servicer, the Special Servicer and the Trustee shall terminate upon the earlier of (i) payment to the Trustee of all amounts held by or on behalf of the Master Servicer or Special Servicer and required hereunder to be so paid on the first Master Servicer Remittance Date following the end of the Collection Period in which occurs the final payment or other liquidation of the last Mortgage Loan or REO Property subject hereto and (ii) satisfaction and discharge of the Indenture and receipt by each of the Master Servicer and the Special Servicer of all amounts then payable or reimbursable thereto hereunder.

     (b) Subject to the receipt thereby of all amounts then payable or reimbursable thereto hereunder, each of the Master Servicer and the Special Servicer acknowledges and agrees that, upon the satisfaction and discharge of the Indenture as described in clause (ii) above, it shall promptly (and in any event no later than____ Business Days) following its receipt of notice of such satisfaction and discharge from the Trustee provide the Issuer with all documents and records in its possession and shall cooperate with the Issuer or its designee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights with respect to the Mortgage Loans, including, without limitation, the transfer within_____ Business Days to the Issuer of all cash amounts which shall at the time be or should have been credited by the Master Servicer to the Collection Account or any Servicing Account or by the Special Servicer to the REO Account, the Collection Account or any Servicing Account or thereafter be received by or on behalf of it with respect to any Mortgage Loan or REO Property. Any costs or expenses in connection with any actions to be taken by the Master Servicer or Special Servicer pursuant to this paragraph shall be borne by the Master Servicer or Special Servicer, as the case may be.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     SECTION 13.01  Amendment.

     (a) This Agreement may be amended from time to time by the Issuer, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Bondholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Bondholder; provided further, however, that an Opinion of Counsel shall not be required if each Rating Agency then rating the Bonds shall have confirmed in writing that immediately following such amendment such Rating Agency will not qualify, lower or withdraw its rating on the Bonds as a result of such amendment.

     (b) This Agreement may also be amended from time to time by the Issuer, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Bonds affected thereby entitled to at least 51% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Bonds; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Bond without the consent of the Holder of such Bond, (ii) adversely affect in any material respect the interests of the Holders of any Class of Bonds in a manner other than as described in (i) without the consent of the Holders of all Bonds of such Class, or (iii) reduce the aforesaid percentages of Bonds the Holders of which are required to consent to any such amendment without the consent of the Holders of all Bonds then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 13.01, Bonds registered in the name of the Issuer, the Master Servicer, the Special Servicer or any Affiliate of the Issuer, the Master Servicer or the Special Servicer shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph affecting such Bonds.

     (c) Promptly after the execution of any such amendment, the Trustee shall furnish a statement describing the amendment to each Bondholder and each Underwriter and a copy of such amendment to each Rating Agency.

     (d) It shall not be  necessary  for the consent of  Bondholders  under this
Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Bondholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

     (f) The cost of any Opinion of Counsel to be delivered pursuant to Section 13.01(a) or (c) shall be borne by the Person seeking the related amendment.

     (g) Prior to the execution of any amendment to this Agreement, the Issuer, the Master Servicer, the Special Servicer and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment, stating that the execution of such amendment is authorized or permitted by this Agreement.


     SECTION 13.02  Recordation of Agreement; Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Issuer on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Bondholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


     SECTION 13.04  Governing Law.

     This Agreement shall be construed in accordance with the internal laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


     SECTION 13.05  Notices.

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex, telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Issuer, Imperial Credit Commercial Mortgage Acceptance Corp., Attention: __________, telecopy number:
__________;  (ii) in the  case of the  Master  Servicer  and  Special  Servicer,
____________________,  _____________________,  Attention:  __________, telephone number: __________, telecopy number: __________; (iii) in the case of the Trustee, ____________________, Attention: __________, telephone number:
__________, telecopy number: __________; (iv) in the case of the Mortgage Loan Seller, to ____________________, ____________________, Attention: __________,
telecopy number: __________; and (v) in the case of the Rating Agencies, (A) ____________________, ____________________, Attention: ___________, telephone
number:    ___________,    telecopy    number:     ____________________,     (B)
____________________,  ____________________,  Attention:  __________,  telephone number:  __________,  telecopy number: __________, and (C) ____________________,
____________________,   Attention:  __________,  telephone  number:  __________,
telecopy number: __________; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Bondholder shall be sent to the address of such Holder as shown in the Bond Register.


     SECTION 13.06  Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Bonds or the rights of the Holders thereof.


     SECTION 13.08  Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each Servicer, the Trustee and the respective successors and assigns thereof and shall inure to the benefit of the Bondholders.


     SECTION 13.09  Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.


     SECTION 13.10  Notices and Information to Rating Agencies.

     (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

      (i) any material change or amendment to this Agreement;

     (ii) the occurrence of any Event of Default;

    (iii) the resignation or termination of the Master Servicer or the Special Servicer;

     (iv) the repurchase of Mortgage Loans pursuant to Section 2.04(a);

      (v) the final payment to any Class of Bondholders; and

     (vi) any change in the location of the Bond Account.

     (b) The Master Servicer shall use its best efforts promptly to provide notice to the Rating Agencies with respect to any determination by the Master Servicer that an Advance with respect to a Mortgage Loan constitutes (or would, if made, constitute) a Nonrecoverable Advance under this Agreement.

     (c) The Master Servicer shall promptly furnish to the Rating Agencies copies of the following:

      (i) each of its annual statements as to compliance described in Section 3.07,

     (ii) each of its annual independent public accountants' servicing reports described in Section 3.08,

    (iii) the most current rent rolls and financial statements available from time to time with respect to any Mortgaged Property or any Mortgagor,

     (iv) each report and statement pursuant to Sections 4.08 and 7.01,

     (v)  other   information  the  Rating   Agencies  may  reasonably   request
          consistent with the Master Servicer's servicing duties hereunder, and

     (vi) notice of the resignation or termination of the Trustee.

     (d) All parties shall provide such information as each Rating Agency may reasonably require, from time to time, through an electronic medium and format reasonably acceptable to, and reasonably requested by, each Rating Agency.


     SECTION 13.12  Successor to a Servicer.

     (a) The termination of any Servicer's responsibilities and duties pursuant to Section 3.11 or Section 9.01 hereof, the Trustee shall either (i) succeed (as of the date of such succession) to and assume all of such Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor that shall succeed (as of the date of such succession) to all rights and assume all of the responsibilities and duties of such Servicer under this Agreement. In the event that any Servicer's duties and
responsibilities   under  this   Agreement  are   terminated   pursuant  to  the
aforementioned Sections, such Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if such dates are not the same) with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor, any other Servicer. The termination of a Servicer's responsibilities and duties under this Agreement pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 13.12 (or until the Trustee succeeds to and assumes all of such Servicer's responsibilities under this Agreement) and shall in no event relieve such Servicer of the covenants, representations and warranties made herein and the remedies available under this Agreement. The provisions of Section 3.10 hereof shall be applicable to each Servicer, to the extent of claims against the Servicer arising out of the Servicer's actions or failure to act prior to termination, notwithstanding any termination of such Servicer's responsibilities and duties under this Agreement or the termination of this Agreement. A successor Servicer shall not, by reason of its appointment or assumption of the duties and responsibilities of another Servicer, assume any of the liabilities of such Servicer.

     (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee and each Servicer, an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Servicer it is succeeding, with like effect as if originally named as a party to this Agreement. Any resignation or termination of a Servicer pursuant to Section 3.11 or Section 9.01 hereof shall not affect any rights or claims that any Servicer may have with respect to or against the Issuer or another Servicer, in any case arising prior to any such termination or resignation. The appointment of a successor Servicer shall not be effective until the Trustee shall have received written confirmation from each Rating Agency that such appointment will not result in the withdrawal, qualification or downgrade of the rating on any Bond.

     (c) Upon its termination or resignation, the terminated or resigning Servicer shall immediately deliver to the successor the funds in any account maintained by such Servicer pursuant to this Agreement (net of all unpaid Servicing Fees payable to it, and, in the case of the Master Servicer, unreimbursed Advances advanced by it and interest on such Advances at the Advance Rate), any Mortgage Loan Documents in such Servicer's possession and related documents and statements held by it hereunder and such Servicer shall account for all funds. Such Servicer shall execute and deliver such instruments and do all such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of such Servicer. The successor shall promptly make arrangements to reimburse such Servicer for amounts such Servicer actually expended, unreimbursed Advances with interest at the Advance Rate and amounts owed to such Servicer in respect of unpaid Servicing Fees and additional servicing compensation pursuant to this Agreement that would otherwise have been recovered by such Servicer pursuant to this Agreement but for the appointment of the successor servicer, net of any amounts owed by such Servicer hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                   ICCMAC TRUST [______], Issuer

                                   By: __________________________,
                                   not in its individual capacity but solely as
                                   Owner Trustee


                                   By:    ____________________________
                                   Name:  ____________________________
                                   Title: ____________________________


                                   ____________________________,
                                   Master Servicer and Special Servicer


                                   By:    ____________________________
                                   Name:  ____________________________
                                   Title: ____________________________


                                   ____________________________,
                                   Trustee


                                   By:    ____________________________
                                   Name:  ____________________________
                                   Title: ____________________________

STATE OF NEW YORK                           )
                                            )ss.:
COUNTY OF NEW YORK                          )

     On the ____ day of __________, 199__ before me, a notary public in and for said State, personally appeared ____________________ known to me to be a __________ of ________________________________, the ______________ that executed the within instrument, and also known to me to be the person who executed it on behalf of said __________________, and acknowledged to me that such _________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   ____________________________
                                   Notary Public

[Notarial Seal]

STATE OF NEW YORK                           )
                                            )ss.:
COUNTY OF NEW YORK                          )

     On the day of __________, 199__, before me, a notary public in and for said State, personally appeared ___________ known to me to be ______________________ of _____________________, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   ____________________________
                                   Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

     On the ____ day of __________, 199__, before me, a notary public in and for said State, personally appeared _____________________________ known to me to be _______________________ of ___________________, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                   ____________________________
                                   Notary Public

[Notarial Seal]

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                         FORM OF REQUEST FOR RELEASE AND
                              RECEIPT OF DOCUMENTS

To:  [Trustee Name and Address]

Re:  Colalteralized Mortgage Bonds, Series __________

     In connection with the administration of the Mortgage Loans held by you as the Trustee, we request the release of the (Trustee's Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated. The undersigned agrees to acknowledge receipt of such Mortgage Loan File promptly upon receipt.

Mortgagor's Name, Address & Zip Code:


Mortgage Loan Number


Reason for Requesting Documents (check one)

_________ 1.   Mortgage Loan paid in full.  (Servicer  hereby certifies that all amounts received in connection therewith have been credited or will be escrowed as provided in the Servicing Agreement.)

_________ 2.   Mortgage Loan  Liquidated.  (Servicer  hereby  certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to or will be escrowed pursuant to the Servicing Agreement.)

_________ 3.   Mortgage Loan in Foreclosure.

_________      Other(explain) __________________________________________________

     If item 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan. If item 3 or 4 is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form. [Servicer]

                                   By:    ____________________________
                                   Name:  ____________________________
                                   Title: ____________________________
                                   Date:  ____________________________


Documents returned to Trustee:


By:    ____________________________
Name:  ____________________________
Title: ____________________________
Date:  ____________________________